UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CROSS COUNTRY HEALTHCARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard
Boca Raton, Florida 33487

April 2, 2014

Dear Cross Country Healthcare Stockholder:

I invite you to attend our Annual Meeting of Stockholders. The meeting will be held on Tuesday, May 13, 2014 at 11:00 a.m. Eastern Time at the offices of Proskauer Rose LLP at Eleven Times Square, New York, New York 10036-8299.

On the following pages, you will find the Notice of Meeting, which lists the matters to be considered and acted upon at the meeting, and the Proxy Statement. After the formal business session, we will discuss the financial results for 2013 and report on current operations.

Your vote is very important regardless of the number of shares you own. Detailed voting instructions appear on page 1 of the Proxy Statement. The Board of Directors unanimously recommends that you vote “FOR” Proposals I, II, III and IV described in the Proxy Statement.

Sincerely,

William J. Grubbs
President and Chief Executive Officer

CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard
Boca Raton, Florida 33487

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 13, 2014

To the Holders of Common Stock:

The Annual Meeting of Stockholders of Cross Country Healthcare, Inc. (the “Company”) will be held at the offices of Proskauer Rose LLP at Eleven Times Square, New York, New York 10036-8299 on Tuesday, May 13, 2014, at 11:00 a.m. Eastern Time for the following purposes:

1.	The election of six directors to the Company’s Board of Directors to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;
2.	To approve the amendment and restatement of the Company’s 2007 Stock Incentive Plan (amended and restated effective March 20, 2013), which, if approved, will be renamed the 2014 Omnibus Incentive Plan;
3.	The approval and ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;
4.	The non-binding advisory vote to approve compensation of the Company’s named executive officers, as described in this proxy statement; and
5.	To transact such other business, if any, as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 17, 2014 are entitled to receive notice of, and to vote at, the Annual Meeting.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders
to be Held on May 13, 2014.

The Proxy Statement and the Annual Report to stockholders are available online at our website at http://ir.crosscountryhealthcare.com. We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish these proxy materials and our Annual Report to stockholders on the Internet. We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly, while lowering our costs of printing and delivery and reducing the environmental impact of our Annual Meeting.

By Order of the Board of Directors,

Susan E. Ball
General Counsel and Secretary

April 2, 2014

YOUR VOTE IS IMPORTANT. ACCORDINGLY, THE COMPANY URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING. STOCKHOLDERS CAN ALSO RETURN THEIR VOTE BY THE INTERNET OR BY PHONE – PLEASE SEE THE PROXY CARD FOR VOTING INSTRUCTIONS.

CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard
Boca Raton, Florida 33487

PROXY STATEMENT

GENERAL INFORMATION

These proxy materials are furnished in connection with the solicitation by the Board of Directors of Cross Country Healthcare, Inc. (“Cross Country,” “the Company,” “our,” “we,” or “us”), a Delaware corporation, of proxies to be voted at our 2014 Annual Meeting of Stockholders (the “Annual Meeting”), or at any adjournment or postponement thereof.

You are invited to attend our Annual Meeting on Tuesday, May 13, 2014, beginning at 11:00 a.m. Eastern Time at the offices of Proskauer Rose LLP at Eleven Times Square, New York, New York 10036-8299.

Electronic Notice and Mailing. Pursuant to the rules promulgated by the Securities and Exchange Commission, or the Commission, we are making our proxy materials available to you on the Internet. Accordingly, we will mail a Notice of Internet Availability of proxy materials (which we refer to as the Notice of Internet Availability) to the beneficial owners of our common stock, par value $.0001 per share, or Common Stock, on or about April 2, 2014. From the date of the mailing of the Notice of Internet Availability until the conclusion of the Annual Meeting, all beneficial owners will have the ability to access all of the proxy materials at www.proxyvote.com. All stockholders will have an opportunity to request a paper or e-mail delivery of these proxy materials.

The Notice of Internet Availability will contain:

•	the date, time and location of the Annual Meeting, the matters to be acted upon at the Annual Meeting and the Board of Directors’ recommendation with regard to each matter;
•	the Internet address that will enable access to the proxy materials;
•	a comprehensive listing of all proxy materials available on the website;
•	a toll-free phone number, e-mail address and Internet address for requesting either paper or e-mail delivery of proxy materials;
•	the last reasonable date a stockholder can request materials and expect them to be delivered prior to the meeting; and
•	instructions on how to access the proxy card.

You may also request a paper or e-mail delivery of the proxy materials on or before the date provided in the Notice of Internet Availability by calling 1-800-579-1639. We will fill your request within three business days. You will also have the option to establish delivery preferences that will be applicable for all your future mailings.

How to Vote. Stockholders of record (that is, stockholders who hold their shares in their own name) can vote any one of four ways:

(1)	By Internet: Go to the website www.proxyvote.com to vote via the Internet. You will need to follow the instructions on your proxy card and the website. If you vote via the Internet, you may incur telephone and Internet access charges.
(2)	By Telephone: Call the toll-free number 1-800-690-6903 to vote by telephone. You will need to follow the instructions on your proxy card and the recorded instructions.
(3)	By Mail: If you prefer, you can contact us to obtain copies of all proxy materials, including proxy cards, by calling 1-800-579-1639, or by mail: Cross Country Healthcare, Inc., General Counsel, at 6551 Park of Commerce Blvd., Boca Raton, Florida, 33487. If you contact us to request a proxy card, please mark, sign and date the proxy card and return it promptly in the self-addressed, stamped envelope, that we will provide. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

(4)	In Person: You can attend the Annual Meeting, or send a personal representative with an appropriate proxy, to vote by ballot. Record holders and other beneficial owners holding shares in the name of a bank, broker or other holder of record (“street name”) or their proxies may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license.

If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies to vote in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not mail a proxy card.

If your shares are held in street name you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and telephone voting also will be offered to stockholders owning shares through most banks and brokers.

Stockholders Entitled to Vote. Persons holding shares of our Common Stock at the close of business on March 17, 2014, the record date for the Annual Meeting, are entitled to receive notice of and to vote their shares at the Annual Meeting. As of that date, there were 31,101,179 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Revocability of Proxies. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to us (to the attention of the Inspectors of Election), timely delivering a valid, later-dated proxy or voting by ballot at the Annual Meeting. Please note that attendance at the Annual Meeting will not by itself revoke a proxy.

Vote at the Annual Meeting. Your mail-in vote, your e-vote or vote by telephone will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in “street name,” as described above, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign and return your proxy card, or vote by internet or telephone but fail to give voting instructions, the shares represented by the proxy will be voted by the Proxy Committee as recommended by the Board of Directors. The Proxy Committee consists of William J. Grubbs and Thomas C. Dircks.

Other Matters. Proxy cards, unless otherwise indicated by the stockholder, confer upon the Proxy Committee discretionary authority to vote all shares of stock represented by the proxies on any matter which may be properly presented for action at the Annual Meeting even if not covered herein. If any of the nominees for director named in Proposal I—Election of Directors should be unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee. The Board of Directors is not aware of any matter for action by the stockholders at the Annual Meeting other than the matters described in the Notice.

Quorum. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding entitled to vote at the Annual Meeting is required to constitute a quorum. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Required Vote; Abstentions and Broker Non-Votes. Directors will be elected by a majority of the votes cast at the Annual Meeting in an uncontested election. Votes withheld, abstentions and broker non-votes will not have any effect on the outcome of voting with respect to the election of directors, unless no affirmative votes are received for a nominee. The affirmative vote of holders of a majority of shares represented at the Annual Meeting, in person or by proxy and entitled to vote is required for approval of the amendment and restatement of the Company’s 2007 Stock Incentive Plan (amended and restated effective March 20, 2013), which, if approved, will be renamed the 2014 Omnibus Incentive Plan, to approve the non-binding vote regarding the compensation of the Company’s named executive officers as described in this proxy statement, and ratification of the Audit Committee selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Abstentions have the same effect as a vote against any proposal. Broker non-votes are deemed not entitled to vote and are not counted as votes for or against any proposal.

Proxy Solicitation. We will bear the cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

Stockholder Communications. The Board of Directors has adopted a process by which stockholders may communicate with our directors. Any stockholder wishing to do so may call our toll-free phone number at 800-354-7197 or send an e-mail to governance@crosscountryhealthcare.com. All such communications will be kept confidential and forwarded directly to the Board of Directors or any individual director or committee of the Board of Directors, as applicable.

Code of Ethics and Business Ethics Policy. We have adopted a code of ethics and a business ethics policy that applies to all of our employees, including executive officers and the Board of Directors. The code of ethics and business ethics policy are available on our website at www.crosscountryhealthcare.com under “Investor Relations” and the code of ethics has been filed with the Commission as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2004 (filed as Exhibit 14.1 on March 16, 2005), and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2013, or 2013 Form 10-K.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 17, 2014, regarding the beneficial ownership of our Common Stock by each person who is known by us to be the beneficial owner of 5% or more of our Common Stock, our Chief Executive Officer, Chief Financial Officer and the three most highly compensated persons (other than the CEO and CFO) who were serving as executive officers at December 31, 2013 (referred to herein as Named Executive Officers, or the NEOs), each of our directors and director nominees, and all directors and executive officers as a group. The percentages in the last column are based on 31,101,179 shares of Common Stock outstanding on March 17, 2014, plus the number of shares of Common Stock deemed to be beneficially owned by such individual or group pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individual or members of the group named in the first column and such individual or group members have sole voting and dispositive power with respect to the shares shown. For purposes of this table, beneficial ownership is determined in accordance with federal securities laws and regulations. Persons shown in the table disclaim beneficial ownership of all securities not held by such persons directly and inclusion in the table of shares not owned directly by such persons does not constitute an admission that such shares are beneficially owned by the director or officer for purposes of Section 16 of the Exchange Act or any other purpose. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 17, 2014 are deemed outstanding for computing the ownership percentage of the stockholder holding such options, but are not deemed outstanding for computing the ownership percentage of any other stockholder.

Name	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Common Stock Owned
BlackRock, Inc.	3,696,055(a	)(b)	11.7%
Wells Fargo & Company	3,122,381(a	)(c)	9.9%
Dimensional Fund Advisors LP	2,549,182(a	)(d)	8.1%
Skyline Asset Management, L.P.	1,639,464(a	)(e)	5.2%
Eagle Boston Investment Management, Inc.	1,127,948(a	)(f)	3.6%
Vickie Anenberg	229,742(g	)(h)	*
Susan E. Ball	177,917(g	)(h)	*
Joseph A Boshart	646,910(g	)(h)	2.1%
W. Larry Cash	77,189(g	)(h)	*
Deborah A. Dean	22,500(g	)(h)	*
Thomas C. Dircks	23,200(g	)(h)	*
Gale Fitzgerald	50,189(g	)(h)	*
William J. Grubbs	69,229(g	)(h)	*
Emil Hensel	470,522(g	)(h)(i)	1.5%
Richard M. Mastaler	30,562(g	)(h)	*
Joseph A. Trunfio PhD	62,189(g	)(h)	*
All directors and executive officers as a group	1,933,639(j	)	6.1%

*	Less than 1%
(a)	Addresses are as follows: BlackRock, Inc., 40 East 52nd Street, New York, NY 10022; Wells Fargo & Company, 420 Montgomery Street, San Francisco, CA 94104; Dimensional Fund Advisors LP, Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746; Eagle Boston Investment Management, Inc., 800 Carillon Parkway, St. Petersburg, FL 33716; Skyline Asset Management, L.P., 120 South LaSalle Street, Suite 1320, Chicago, IL 60603; Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, New York 10017; and Royce & Associates, LLC, 745 Fifth Avenue, New York, NY 10151.
(b)	The information regarding the beneficial ownership of shares by BlackRock, Inc. was obtained from its statement on Schedule 13G, filed with the Commission on January 10, 2014. Such statement discloses that BlackRock, Inc. possesses sole voting power over 3,655,647 shares and sole dispositive power over 3,696,055 shares.

(c)	The information regarding the beneficial ownership of shares by Wells Fargo & Company was obtained from its statement on Schedule 13G, filed with the Commission on January 28, 2014. Such statement discloses that Wells Fargo & Company possesses shared dispositive power over 3,122,381 shares and shared voting power over 3,122,171 shares.
(d)	The information regarding the beneficial ownership of shares by advisory clients of Dimensional Fund Advisors LP was obtained from its statement on Schedule 13G, filed with the Commission on February 10, 2014. In its role as investment advisor or manager, Dimensional Fund Advisors LP possesses sole investment and/or voting power over 2,477,816 shares and sole dispositive power over 2,549,182 shares.
(e)	The information regarding the beneficial ownership of shares by Skyline Asset Management, L.P was obtained from its statement on Schedule 13G, filed with the Commission on February 14, 2014. Such statement discloses that Skyline Asset Management, L.P. possesses sole dispositive and voting power over 1,639,464 shares.
(f)	The information regarding the beneficial ownership of shares by Eagle Boston Investment Management, Inc. was obtained from its statement on Schedule 13F, filed with the Commission on March 11, 2014. Such statement discloses that Eagle Boston Investment Management, Inc. possesses sole dispositive and voting power over 1,127,948 shares.
(g)	Includes shares of Common Stock which such individuals have the right to acquire through the exercise of stock options within 60 days of March 17, 2014 as follows: Vickie Anenberg, 104,821; Susan E. Ball, 80,442; Joseph A Boshart, 166,749; W. Larry Cash, 15,000; Deborah Dean, 0; Thomas C. Dircks, 0; Gale Fitzgerald, 0; William J. Grubbs, 12,500; Emil Hensel, 157,637; Richard M. Mastaler, 0; Joseph A. Trunfio, 13,000. Includes Restricted Shares as follows: Vickie Anenberg, 60,250; Susan E. Ball, 54,750; Joseph A Boshart, 0; W. Larry Cash, 25,435; Deborah A. Dean, 22,500; Thomas C. Dircks, 20,039; Gale Fitzgerald, 25,435; William J. Grubbs, 35,047; Emil Hensel, 63,750; Richard M. Mastaler, 23,720; and Joseph A. Trunfio, 25,435.
(h)	Address is c/o Cross Country Healthcare, Inc., 6551 Park of Commerce Boulevard, Boca Raton, Florida 33487.
(i)	Mr. Hensel holds 144,073 shares directly, his wife holds 168,812 shares.
(j)	Includes 567,649 shares of Common Stock which the directors and executive officers have the right to acquire through the exercise of stock options within 60 days of March 17, 2014 and 404,361 restricted shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of our Board of Directors, our executive officers and persons beneficially owning 10% or more of our outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act that requires them to file reports with respect to their ownership of our Common Stock and their transactions in such Common Stock. Based solely upon a review of (i) the copies of Section 16(a) reports that we have received from such persons or entities for transactions in our Common Stock and their Common Stock holdings for the year ended December 31, 2013 and (ii) the written representations received from one or more of such persons or entities that no annual Form 5 reports were required to be filed by them for such fiscal year, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and beneficial owners of 10% or more of our Common Stock, except that Daniele Addis, Senior Vice President, Business Services, Deborah Dean, Senior Vice President, Sales and Marketing, and Paul Tymchuk, Chief Information Officer, each inadvertently failed to timely file a Form 3 with the Commission. Such Form 3s were subsequently filed with the Commission.

PROPOSAL I
ELECTION OF DIRECTORS

The Board of Directors currently consists of six members. All of the directors currently serving on the Board of Directors have been nominated by the Governance and Nominating Committee of the Board of Directors to stand for re-election at the Annual Meeting of Stockholders for one-year terms. The Board of Directors unanimously approved these nominations. Each nominee elected will hold office until the Annual Meeting of Stockholders to be held in 2015 and until a successor has been duly elected and qualified unless, prior to such meeting a director shall resign, or his or her directorship shall become vacant due to his or her death, resignation or removal. All nominees were elected at the Annual Meeting of stockholders held in 2013.

Each nominee has agreed to serve, if elected, and management has no reason to believe that they will be unavailable to serve. If any of the nominees should be unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee. Shares represented by proxies that are returned properly signed will be voted FOR the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. A proxy cannot be voted for a greater number of persons than the six nominees named below. Directors are elected by a majority of the votes cast in an uncontested election. Votes withheld, abstentions and broker non-votes will not have any effect on the outcome of voting with respect to the election of directors, unless no affirmative votes are received for a nominee. The following six individuals have been nominated for election at the Annual Meeting of Stockholders for a one-year term ending upon the 2015 Annual Meeting of Stockholders:

Name	Age	Position
William J. Grubbs	56	President, Chief Executive Officer and Director
W. Larry Cash	65	Director
Thomas C. Dircks	56	Chairman of the Board and Director
Gale Fitzgerald	63	Director
Richard M. Mastaler	68	Director
Joseph A. Trunfio, PhD	67	Director

The Board recommends that holders vote “FOR” the election of the nominees.

In selecting qualified individuals to serve on our Board of Directors, among other attributes, we look for those individuals who possess characteristics that include integrity, business experience, financial acumen and leadership abilities, familiarity with our business and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. In addition, in composing a well-rounded Board of Directors, we look for those individuals possessing a diversity of complementary skills, core-competencies and expertise, including diversity with respect to age, gender, national origin and race, for the optimal functioning of the Board and with a view toward constituting a Board with the appropriate skills and experience necessary to oversee our business.

The following information sets forth the principal occupation and employment during at least the past five years of each director nominee, positions and offices with us, specific skills, attributes and qualifications and certain other information. In addition, we have summarized for each director nominee why such director nominee has been chosen to serve on our Board of Directors. No family relationship exists among any of the nominees or executive officers.

William J. Grubbs became President, Chief Operating Officer and a director of the Company on April 1, 2013. He became Chief Executive Officer of the Company on July 5, 2013. From October 2012 through March 2013, Mr. Grubbs was Executive Vice President and Chief Operating Officer of Trueblue, Inc., a staffing company. From 2005 through 2011, Mr. Grubbs held various senior executive positions with SFN Group, Inc., a staffing company formerly known as Spherion Corporation. Mr. Grubbs holds a B.S. degree in Computer Science from University of New Hampshire. He is currently on the board of Diversant, LLC.

The Board has concluded that Mr. Grubbs should serve as a director due to his extensive executive level management skills and operational experience.

W. Larry Cash has been a director and Audit Committee member since October 2001 and a Compensation Committee member since May 2006. He is currently President of Financial Services and Chief Financial Officer of Community Health Systems. He joined Community Health Systems as Vice President and Chief Financial Officer in September 1997 and was named to the board of directors of Community Health Systems in 2001. Prior to joining Community Health Systems, Mr. Cash served as Vice President and Group Chief Financial Officer of Columbia/HCA Healthcare Corporation from September 1996 to August 1997. Prior to Columbia/HCA, Mr. Cash spent 23 years at Humana, Inc., most recently as Senior Vice President of Finance and Operations from 1993 to 1996. He received his B.S. in Accounting from the University of Kentucky at Lexington.

For ten consecutive years, Mr. Cash has been recognized as one of the top three chief financial officers in the healthcare sector by Institutional Investor magazine. He was named Business Tennessee's first ever CFO of the Year in 2008 and also earned that distinction in the public companies category from the Nashville Business Journal in 2009.

The Board has concluded that Mr. Cash should serve as a director due to his extensive executive level management skills, corporate financial management and operational experience. Additionally, Mr. Cash has a vast understanding of many aspects of the healthcare industry and brings solid expertise and proven leadership skills to the Board.

Thomas C. Dircks has been a director since July 1999 and was elected to serve as Chairman of the Board of Directors on August 2, 2013. Mr. Dircks served as a member of the Compensation Committee from October 2001 through December 2013, and a member of the Governance and Nominating Committee from March 2004 through December 31, 2013. Mr. Dircks has been Managing Partner of Charterhouse Group, Inc., a private equity firm (“Charterhouse”) since June 2002. Mr. Dircks served as President of Charterhouse from June 2001 until June 2002 and served as Executive Vice President of Charterhouse from July 2000 until June 2001. He has been employed as an executive officer of Charterhouse since 1983. He was previously employed as a Certified Public Accountant at a predecessor of PricewaterhouseCoopers, LLP. He holds a B.S. in Accounting and a Masters of Business Administration from Fordham University.

The Board has concluded that Mr. Dircks should serve as a director due to his extensive executive management, accounting, tax and strategic planning expertise. Additionally, Mr. Dircks’ risk management skills and financial acumen add an important dimension to our Board’s composition.

Gale Fitzgerald has been a director and member of the Audit Committee since May 2007, and since January 2014 has served as the Chairperson of the Governance and Nominating Committee. Ms. Fitzgerald is a retired principal of TranSpend, Inc., a consulting company. Before co-founding TranSpend, Inc. in 2003, she served as the President of QP Group, Inc. Prior to joining QP Group, Inc., she served as the Chairman and Chief Executive Officer of Computer Task Group, Inc. from 1994 to 2000. She joined Computer Task Group, Inc. in 1991 as Senior Vice President and was promoted to President and Chief Operating Officer in July 1993. Prior to joining Computer Task Group, Inc., she was Vice President, Professional Services at International Business Machines Corporation, which evolved into IBM Global Services. Ms. Fitzgerald worked at IBM for 18 years in various technical, marketing and management positions. She is currently on the Boards of Health Net, Inc. and Diebold, Inc. Ms. Fitzgerald has a B.A. in Government from Connecticut College and a Masters in Theology from Augustine Institute in Denver, Colorado.

The Board has concluded that Ms. Fitzgerald should serve as a director because of her extensive executive leadership experience and management skills. Ms. Fitzgerald’s expertise provides an invaluable resource to the Board with respect to corporate and strategic planning and assessing and managing risks.

Richard M. Mastaler has been a director since June 21, 2011. Mr. Mastaler has served on the Audit Committee and Governance and Nominating Committee since January 2014. Mr. Mastaler is the Chairman and Chief Executive Officer of Managed Health Venture, Inc., a managed care consulting firm, which he founded in 2002. He previously held executive-level positions with CCN Managed Care, Inc., Magellan Health Services, Inc., Preferred Health Networks, QualMed, Inc., Humana Medical Plan, Unilab Corporation, and three Humana hospitals. He also is a Fellow of the American College of Healthcare Executives. Mr. Mastaler currently serves on the Advisory Counsel of the University of California San Diego. Mr. Mastaler holds a Bachelor of Science degree in Business Administration from Florida State University and a Master’s degree in Healthcare Administration from George Washington University.

The Board has concluded that Mr. Mastaler should serve as a director because of his extensive healthcare and management experience. Mr. Mastaler’s experience in the healthcare industry provides an excellent resource to the Board for strategic planning and leadership purposes.

Joseph A. Trunfio, PhD has been a director since October 2001. He has served on the Governance and Nominating Committee since May 2006 and was appointed to the Compensation Committee as its Chairman, effective January 1, 2014. Mr. Trunfio served on the Audit Committee from October 2001 until December 2013. He has served as President and Chief Executive Officer of Atlantic Health System, a not-for-profit hospital group, since March 1999, where he is a member of the Board of Trustees. From July 1997 to February 1999, Mr. Trunfio served as President and Chief Executive Officer of Via Caritas Health System, a not-for-profit hospital group. Prior to his position with Via Caritas Health System, he served as President and Chief Executive Officer of SSM Healthcare Ministry Corp., a not-for-profit hospital group. Mr. Trunfio received his B.A. from St. John’s University (N.Y.) and holds a Ph.D. in Clinical Psychology from the University of Miami.

The Board has concluded that Mr. Trunfio should serve as a director due to his extensive executive management and leadership experience. Mr. Trunfio brings to the Board a depth of understanding of our business and the various challenges we face in the current economic environment.

Affirmative Determinations Regarding Director Independence and Other Matters

The Board of Directors observes all criteria for independence established by the Nasdaq Stock Market, or Nasdaq, under its applicable Listing Rules. As such, the Board of Directors has determined each of the following directors and nominees to be an “independent director” under the meaning of Rule 5605(a) (2) of the Nasdaq Listing Rules:

W. Larry Cash
Thomas C. Dircks
Gale Fitzgerald
Richard M. Mastaler
Joseph A. Trunfio, PhD

The Board of Directors has also determined that each member of the Audit, Compensation and Governance and Nominating Committees meets the applicable independence requirements set forth by Nasdaq, the Commission and the Internal Revenue Service. The Board of Directors has further determined that W. Larry Cash, a member and Chairman of the Audit Committee, is an “audit committee financial expert” as defined in the rules promulgated by the Commission and, as such, Mr. Cash satisfies the requirements of Rule 5605(c)(2) of the Nasdaq Listing Rules.

Board Committees and Meetings

Meetings of the Board of Directors. During the year ended December 31, 2013, there were 11 meetings of the Board of Directors. Each director who served in such capacity during the year ended December 31, 2013 attended at least 90% of the aggregate number of meetings of the Board of Directors and of the committee or committees thereof on which he or she served. All of the directors nominated for election to the Board except Mr. Grubbs were members of the Board for the entire 2013 year. It is the practice of the Board of Directors to have the independent directors meet in an executive session at each meeting of the Board. It is also our practice that all directors should attend the Annual Meeting of Stockholders. All of the then directors attended the 2013 Annual Meeting.

Board Leadership Structure and Role in Risk Oversight

Our Company is led by Mr. William J. Grubbs, who has served as our President and Chief Executive Officer since July 5, 2013. Our Board of Directors is comprised of Mr. Grubbs, our Chief Executive Officer, and five independent directors. Each of our Audit, Compensation and Governance and Nominating Committees are comprised entirely of independent directors. In accordance with our by-laws, our Board of Directors has authority to, among other things, appoint a Chairman. After evaluating the structure of the Board and its Committees and the skillsets of its members, the Board of Directors voted on November 5, 2013 to reorganize its Committees and unanimously elected Mr. Dircks as Chairman of the Company.

While risk management is primarily the responsibility of our management team, the Board is responsible for the overall supervision of our risk management activities which occurs at both the full Board level and at the committee level. Our Audit Committee also has the responsibility to, among other things, review with management, the Company’s policies regarding major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also reviews with management, the policies governing the process by which risk assessment and risk management are undertaken and has oversight for the effectiveness of management’s enterprise risk management process that monitors key business risks facing us. In addition to our Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee assesses risk that could result from the structure and design of our executive compensation programs, our incentive compensation plans, director compensation, perquisites and compliance with the Sarbanes-Oxley Act of 2002 regarding prohibitions on loans to executive officers and directors. The Governance and Nominating Committee evaluates risks with respect to succession planning, corporate governance matters and the background and suitability of director nominees. Additionally, the Board of Directors continually evaluates our risks related to liquidity, operations, credit, regulatory compliance and fiduciary risks, and the processes in place to monitor and control such exposures. Management also provides regular updates throughout the year to the respective committees regarding management of the risks they oversee, and each of these committees report their findings to the full Board, including any areas of risk that require Board attention. Additionally, the full Board reviews our short- and long-term strategies, including consideration of risks facing us and their potential impact.

The Board of Directors has determined that our current board leadership structure is appropriate and helps to ensure proper risk oversight for us for a number of reasons, the most significant of which are as follows:

•	our Chief Executive Officer is the individual selected by the Board of Directors to manage us on a day-to-day basis and his direct involvement in our operations makes him best positioned to consult with our Board to create appropriate agendas for Board meetings and determine the time allocated to each agenda item in discussions of our short- and long-term objectives, as well as lead productive strategic planning sessions with the Board;
•	Members of the Board are kept informed of our business by various documents sent to them before each meeting and as otherwise requested, as well as through oral reports made to them during these meetings by our Chief Executive Officer, Chief Financial Officer and other senior executives;
•	our Board structure provides strong oversight by independent directors, in particular because non-management directors meet separately, the Board is advised of all actions taken by the various committees of the Board, they have full access to all of our books, records and reports and members of management are available at all times to answer their questions;
•	our Board has extensive management experience in business and particularly the healthcare industry; and
•	the continuity and tenure of our Board provide a valuable source of institutional knowledge regarding our evaluation and current makeup.

Committees of the Board of Directors. Our Board of Directors has three standing committees: Audit, Compensation and Governance and Nominating Committees. Each of these committees is comprised solely of independent directors within the meaning of Rule 5605(a) (2) of the Nasdaq Listing Rules. Each committee operates pursuant to a committee charter. The charters of each of the Audit, Compensation and Governance and Nominating Committees are available on our website at www.crosscountryhealthcare.com by choosing the “Investor Relations” link, clicking on the “Corporate Governance” section and selecting the respective charter under “View.”

The current composition of our Board’s standing committees is as follows:

Audit Committee

The Audit Committee consists of Messrs. Cash and Mastaler and Ms. Fitzgerald. Mr. Cash joined the Audit Committee upon his appointment to the Board in October 2001; Ms. Fitzgerald joined the Audit Committee upon her appointment to the Board in May 2007; and Mr. Mastaler was appointed to serve on the Audit Committee, effective January 1, 2014. Mr. Cash is the Chairman of the Audit Committee. Messrs. Cash and Mastaler and Ms. Fitzgerald are independent directors under the Commission’s rules and Nasdaq’s Listing Rules for Audit Committees. The Audit Committee has adopted a written charter, which is available on our website as described under “Committees of the Board of Directors.” The Audit Committee is the principal agent of the Board of

Directors in overseeing (i) the quality and integrity of our financial statements, (ii) legal and regulatory compliance, (iii) the independence, qualifications, and performance of our independent registered public accounting firm, (iv) the performance of our internal auditors and (v) the integrity of management and the quality and adequacy of disclosures to stockholders. The Committee also:

•	is solely responsible for hiring and terminating our independent registered public accounting firm and pre-approving all auditing, as well as any audit-related, tax advisory and any other non-auditing services to be performed by the independent registered public accounting firm;
•	reviews and discusses with our independent registered public accounting firm their quality control procedures and our critical accounting policies and practices;
•	regularly reviews the scope and results of audits performed by our independent registered public accounting firm and internal auditors;
•	meets with management to review the adequacy of our internal control framework and our financial, accounting, and reporting and disclosure control processes;
•	reviews our periodic filings and quarterly earnings releases;
•	reviews and discusses with our chief executive and financial officers the procedures they follow to complete their certifications in connection with our periodic filings with the Commission; and
•	discusses management’s plans with respect to our major financial risk exposures.

During 2013, there were 5 meetings of the Audit Committee. The Audit Committee regularly meets with our independent registered public accounting firm separate from management and regularly holds executive sessions without management.

The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition to determining that Mr. Cash is an “audit committee financial expert” under the Commission’s rules, the Board has determined that Mr. Cash satisfies the Nasdaq rule requiring that at least one member of the Audit Committee have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Compensation Committee

The Compensation Committee oversees the compensation of our executives, our executive management structure, the compensation related policies and programs involving our executive management and the level of benefits of officers and key employees. The members of the Compensation Committee consist of Messrs. Trunfio and Cash who are both independent directors under Rule 5605(a) (2) of the Nasdaq Listing Rules. Mr. Cash joined the Compensation Committee upon his appointment to the Board in October 2001; Mr. Dircks served on the Compensation Committee from October 2001 through December 2013; and Mr. Trunfio was appointed to the Compensation Committee as its Chairman, effective January 1, 2014. During 2013, there were 3 meetings of the Compensation Committee. The Compensation Committee has adopted a written charter, which is available on our website as described under “Committees of the Board of Directors.”

The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of our Chief Executive Officer. Compensation Committee meetings are regularly attended by our Chief Executive Officer, except for portions of the meetings with respect to voting or deliberation. The Compensation Committee’s Chairman reports the Committee’s recommendations on executive compensation to the Board of Directors.

The Compensation Committee has the authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities.

Governance and Nominating Committee

The role of the Governance and Nominating Committee is to: (i) develop and recommend to the Board of Directors a set of corporate governance principles and review them at least annually; (ii) determine the qualifications for board membership and recommend nominees to the stockholders; and (iii) ensure a robust and effective performance evaluation process is in place for the Board, the CEO, and senior management, as well as an effective succession planning process for these positions.

The Amended and Restated Charter of the Governance and Nominating Committee is available on our website as described under “Committees of the Board of Directors.” Our Governance Guidelines are also available on our website at www.crosscountryhealthcare.com by choosing the “Investor Relations” link, clicking on the “Governance Documents” section and selecting the guidelines under “View.” The Governance and Nominating Committee consists of Ms. Fitzgerald and Messrs. Trunfio and Mastaler, who are all independent directors under Rule 5605(a) (2) of the Nasdaq Listing Rules. Mr. Dircks served on the Governance and Nominating Committee from October 2001 through December 2013. Ms. Fitzgerald was appointed to the Governance and Nominating Committee as its Chairman, effective January 1, 2014; Mr. Trunfio has served on the Committee since October 2001; and Mr. Mastaler was appointed to the Committee, effective January 1, 2014.

The Board’s current policy with regard to the consideration of director candidates recommended by stockholders is that the Governance and Nominating Committee will review and consider any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Board (the current procedures are described below), and conduct inquiries as it deems appropriate. The Governance and Nominating Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Governance and Nominating Committee in light of the minimum qualifications and other criteria for Board membership approved by the Board from time to time. To date, we have not received any recommendation from stockholders requesting that the Governance and Nominating Committee consider a candidate for inclusion among the Governance and Nominating Committee’s slate of nominees in our Proxy Statement.

Certain identification and disclosure rules apply to director candidate proposals submitted to the Governance and Nominating Committee by any single stockholder or group of stockholders that has beneficially owned more than five percent of Common Stock for at least one year, referred to as a Qualified Stockholder Proposal. If the Governance and Nominating Committee receives a Qualified Stockholder Proposal with the necessary notice, information and consent provisions as referenced above, the proxy statement to which the Qualified Stock Proposal referred will disclose the name of the proposed candidate and the stockholder (or stockholder group) who recommended the candidate and will also disclose whether or not the Governance and Nominating Committee chose to nominate the proposed candidate. However, no such disclosure will be made without the written consent of both the stockholder (or stockholder group) and the proposed candidate to be so identified. The procedures described in this paragraph are not meant to replace or limit stockholders’ general nomination rights in any way.

In considering director nominees, the Nominating Committee will consider the following:

•	the needs of the Company with respect to particular areas of specialized knowledge;
•	the relevant business experience of the nominee including any experience in healthcare, business, finance, accounting, administration or public service;
•	the personal and professional integrity of the nominee;
•	the nominee’s ability to commit the resources necessary to be an effective director of a public company, including the nominee’s ability to attend meetings; and
•	the overall balance of the Board.

Other than the foregoing, there are no stated minimum criteria for nominees, although the Governance and Nominating Committee may also consider other facts as it may deem are in the best interests of the Company and its stockholders.

All stockholder recommendations for director candidates must be submitted to our legal department at 6551 Park of Commerce Blvd., Boca Raton, Florida, 33487, who will forward all recommendations to the Governance and Nominating Committee. All stockholder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the first anniversary of the date of our proxy statement released to stockholders in connection with the previous year’s Annual Meeting. All stockholder recommendations for director candidates must include the following information:

•	The name and address of record of the stockholder;
•	A representation that the stockholder is a record holder of our securities or, if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b) (2) of the Exchange Act;
•	The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;
•	A description of the qualifications and background of the proposed director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;
•	A description of all arrangements or understandings between any stockholder and the proposed director candidate;
•	The consent of the proposed director candidate (i) to be named in the proxy statement relating to our Annual Meeting of Stockholders and (ii) to serve as a director if elected at such Annual Meeting; and
•	Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Commission.

There have been no changes to the procedures by which stockholders may recommend nominees to our Board of Directors since our last disclosure of such procedures, which appeared in the definitive proxy statement for our 2013 Annual Meeting of Stockholders.

The Governance and Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members, including nominees recommended by stockholders, and recommending to the Board the persons to be nominated by the Board for election as directors at the Annual Meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees are selected by the Governance and Nominating Committee in accordance with the policies and principles in its charter and the criteria set forth above. There are no differences in the manner in which the Governance and Nominating Committee evaluates director nominees recommended by stockholders and a candidate that has been initially recommended by the Governance and Nominating Committee. The Nominating Committee has the authority to retain a search firm to identify or evaluate or assist in identifying and evaluating potential nominees.

During 2013, there was one meeting of the Governance and Nominating Committee.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

The members of the Compensation Committee are Messrs. Trunfio and Cash. During 2013:

•	no officer (or former officer) or employee of the Company or any of its subsidiaries served as a member of the Compensation Committee;
•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $200,000, except that (i) W. Larry Cash is the Executive Vice President and Chief Financial Officer of Community Health Systems and, during our fiscal year ended December 31, 2013, we provided healthcare staffing services to Community Health Systems resulting in revenues to us of $584,418; and (ii) Mr. Trunfio is the President and Chief Executive Officer of Atlantic Health System and, during our fiscal year ended December 31, 2013, we provided healthcare staffing services to Atlantic Health System resulting in revenues to us of $3,312,594.
•	none of our executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no such committee, the entire Board of Directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;
•	none of our executive officers was a director of another entity where one of that entity’s executive officers served on the our Compensation Committee; and
•	none of our executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no such committee, the entire Board of Directors) of another entity where one of that entity’s executive officers served as a director on our Board.

Director Compensation and Other Arrangements

In 2013, Messrs. Cash, Dircks, Mastaler and Trunfio and Ms. Fitzgerald received cash compensation in the amount of $2,000 per “in-person” board meeting attended and $1,000 per telephonic board meeting attended. In addition, Messrs. Cash, Dircks, Mastaler and Trunfio and Ms. Fitzgerald each received an annual retainer of $30,000 (paid in equal quarterly installments). Mr. Cash received additional annual cash compensation of $15,000 during 2013 for serving as Audit Committee Chair (paid in equal quarterly installments). Messrs. Cash, Dircks and Trunfio and Ms. Fitzgerald each received $1,500 per meeting of the Audit, Compensation and Governance and Nominating Committees attended in 2013. In accordance with the 2007 Stock Incentive Plan, Messrs. Cash, Dircks, Mastaler and Trunfio and Ms. Fitzgerald also received a grant of restricted shares of Common Stock as of the first day of the month following our Annual Meeting. Each such grant consisted of a number of shares of restricted Common Stock equal to approximately $55,000, based on the closing price of our Common Stock on the date of grant.

In August 2013, the Compensation Committee engaged an independent compensation advisor, Pearl Meyer & Partners, referred to as PM&P, to advise on compensation matters. As a result of the benchmark surveys and evaluation of peer data presented by PM&P, on November 4, 2013, the Compensation Committee adopted a new director compensation plan. Effective November 2013, the Chairman of the Board of Directors received cash compensation of $35,000, which was paid to Charterhouse Equity Partners, LLC. Effective January 1, 2014, each director shall receive an annual retainer of $50,000. The Chairman of the Audit Committee shall receive an annual retainer of $15,000; the Chairman of the Compensation Committee shall receive an annual retainer of $10,000; and the Chairperson of the Governance and Nominating Committee shall receive an annual retainer of $5,000. No payments shall be made for committee member services. In accordance with the 2007 Stock Incentive Plan, Messrs. Cash, Dircks, Mastaler and Trunfio and Ms. Fitzgerald will also receive a grant of restricted shares of Common Stock as of the first day of the month following our Annual Meeting. Each such grant consists of a number of shares of restricted Common Stock equal to approximately $100,000, based on the closing price of our Common Stock on the date of grant. Directors will also be required to hold an amount of the Company’s common stock equal to two times the annual cash retainer, which amount may be accumulated over three years.

In its role, PM&P rendered services specifically requested by the Compensation Committee, which included examining the overall pay mix for our executives, conducting a competitive assessment of our executive compensation program and making recommendations to and advising the Compensation Committee on compensation design and levels. The Compensation Committee assessed the independence of PM&P pursuant to the applicable Nasdaq and Commission requirement and concluded that no conflict of interest exists that would prevent PM&P from service as its independent consultant.

All directors are also reimbursed for the expenses they incur in attending meetings of the Board or Board committees.

2013 DIRECTOR COMPENSATION TABLE

The following table provides compensation information for our directors in 2013, except for Mr. Grubbs and Mr. Emil Hensel, our former Chief Financial Officer who served as a Director until his resignation from the Board of Directors on March 7, 2014. Compensation received by Messrs. Grubbs and Hensel is included in the Summary Compensation Table on page 28 of this proxy statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	All Other Compensation ($)
W. Larry Cash	70,000	55,000	—	—	—	—	125,000
Thomas C. Dircks	85,000	55,000	—	—	—	—	140,000
Gale Fitzgerald	51,500	55,000	—	—	—	—	106,500
Richard M. Mastaler	44,000	55,000	—	—	—	—	99,000
Joseph A. Trunfio PhD	52,000	55,000	—	—	—	—	107,000

(1)	The grant date fair value of the stock awards granted in 2013 to each Director was approximately $55,000. As of December 31, 2013, the aggregate number of shares underlying outstanding option awards held by W. Larry Cash and Joseph A. Trunfio, were 15,000 and 13,000, respectively (all of which are exercisable within 60 days of March 17, 2014).

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current executive officers other than Mr. Grubbs whose information is provided as part of Proposal I:

Name	Age	Position
Daniele Addis, MBA	54	Senior Vice President, Business Services
Vickie Anenberg	49	President, Cross Country Staffing
Susan E. Ball, JD, MBA, RN	50	General Counsel and Secretary
William Burns, MBA	44	Chief Financial Officer
Deborah Dean	53	Senior Vice President, Sales and Marketing
James Ginter	65	President, Medical Doctor Associates
Paul Tymchuk	49	Chief Information Officer

Daniele Addis has served as Senior Vice President, Business Services since January 29, 2014. From September 2011 to January 2014, Ms. Addis was Senior Vice President, Shared Services of Randstadt Professionals, a staffing company. Prior to that, she was Vice President, Shared Services and held various other positions at SFN Group. From January 1998 to January 2006, Ms. Addis was Senior Finance Manager of Office Depot, Inc. Ms. Addis holds a Bachelor in Business from Ecole Superieure de Commerce, Nantes, France, a Master of Arts In Economics from George Mason University and a Master of Business Administration from Jacksonville University.

Vickie Anenberg has served as President of Cross Country Staffing since May 8, 2012. From January 2006 to May 8, 2012, she served as Executive Vice President of Cross Country Staffing. Ms. Anenberg had also served as President of Cross Country Staffing from August 2002 to December 2005. Prior to that, she served as Vice President of the Nursing Division since 1995. Prior to joining Cross Country Staffing in 1990, she worked at Proctor & Gamble since 1986.

Susan E. Ball, JD, MBA, RN has served as General Counsel since May 2004 and Secretary since March 2010. Prior to that, Ms. Ball served as our Corporate Counsel from March 2002 to May 2004. Ms. Ball has also served as a Director of Jamestown Indemnity, Ltd. since September 2008. Before joining us, Ms. Ball practiced law at Gunster, Yoakley & Stewart, P.A. from November 1998 to March 2002 and at Skadden, Arps, Slate, Meagher and Flom from 1996 to November 1998. Prior to practicing law, Ms. Ball was a registered nurse. Ms. Ball received her B.S. degree in Nursing from The Ohio State University, her Juris Doctor degree from New York Law School, and her Masters of Business Administration from Florida Atlantic University.

William Burns was appointed Chief Financial Officer, effective April 1, 2014. Prior to joining the Company, Mr. Burns served as Group Vice President and Corporate Controller for Gartner, Inc., a technology research and advisory firm, since 2008. From 2006 until 2008, Mr. Burns was the Chief Accounting Officer for CA Technologies, Inc. Mr. Burns earned his Bachelor of Arts in Accounting and information from Queens College in 1992 and a Masters of Business Administration from New York University’s Stern School of Business in 2000. Mr. Burns is a Certified Public Accountant.

Deborah Dean has served as SVP, Sales and Marketing since June 20, 2013. Prior to joining the Company, Ms. Dean served as the Vice President of Sales of Vision IT from January 2012 to May 2013. She served as the Senior Vice President, Strategic Accounts for Spherion Staffing Services from May 2006 to November 2011. From November 2001 to March 2006, Ms. Dean served as the Vice President of Sales for Spring Group Plc. Ms. Dean holds her B.A. in English from Alma College.

James Ginter joined Medical Doctor Associates shortly after it was founded in 1987 and has served as President since 1993. Mr. Ginter holds a B.S. Degree in Education from Bowling Green State University.

Paul Tymchuk has served as Chief Information Officer since July 29, 2013. From November 2011 through June, 2013, Mr. Tymchuk was Chief Information Officer of Randstadt Professionals, a staffing company. Prior to that, Mr. Tymchuk was the Vice President, Information Technology for SFN Group from October 2006 to November 2011. Mr. Tymchuk holds a B.S. in Computer Mathematics from Carleton University in Ottawa, Canada.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the compensation philosophy, principles, objectives, policies and practices with respect to our NEOs. Our NEOs for fiscal 2013 are (i) William J. Grubbs, who was appointed President and Chief Operating Officer effective April 1, 2013, and who became Chief Executive Officer and President effective July 5, 2013, (ii) Emil Hensel, who served as Chief Financial Officer until his resignation from that position effective March 31, 2014, and who will retire from the Company on June 4, 2014, (iii) Vickie Anenberg, President of Cross Country Staffing, (iv) Susan E. Ball, General Counsel and Secretary, (v) Deborah Dean, who joined the Company as Senior Vice President, Sales and Marketing on June 20, 2013, and (vi) Joseph Boshart, who served as Chief Executive Officer through his retirement on July 5, 2013. Mr. Boshart is included as an NEO in compliance with Commission rules.

Executive Summary

2013 Business Performance Highlights

A summary of key highlights that occurred during the year include:

•	On July 5, 2013, Mr. Boshart retired as the Chief Executive Officer and a director of Cross Country
•	In April 2013, Mr. Grubbs, joined Cross Country as its President and Chief Operating Officer. Effective, July 5, 2013 he became Chief Executive Officer and President of the Company.
•	On February 19, 2013, the Company announced that it had sold its clinical trial services business for $52 million, plus an earn-out of up to $3.75 million related to certain performance-based milestones The $3.75 million earn-out related to certain performance-based milestone has been treated as contingent consideration and we assigned no value to this earn-out as of December 31, 2013 based on recent available information. The sale allowed the Company to narrow its focus and concentrate its resources on its core nurse and allied staffing and physician staffing businesses, which pro forma represent about 90% of the Company’s consolidated revenue.
•	On December 2, 2013, the Company announced that it had acquired the operating assets of On Assignment, Inc.’s Allied Healthcare staffing division. The acquisition is expected to be accretive to our 2014 earnings by approximately $0.04 per diluted share and greatly expands our national footprint.
•	Our share price increased substantially over the course of 2013. On December 31, 2012, our share price closed at $4.80 and on December 31, 2013, closed at $9.98, for an increase of 108%.
•	For purposes of our annual incentive program, our financial performance was below expectations and incentive payouts were not earned by certain of our executives, including Mr. Hensel and Ms. Ball. However, performance results of our largest division, Cross Country Staffing, were within the performance range established by the Committee, therefore entitling Ms. Anenberg to an incentive compensation award payout. Additionally, the Committee determined that discretionary bonuses were appropriate for Mses. Anenberg, Ball and Dean based on other factors unrelated to the results of the Company’s performance.

2014 Compensation Changes

In an effort to realign management’s compensation with future Company performance, the following change were made to the executive compensation program, effective for the 2014 fiscal year:

•	The annual incentive program was redesigned and will align executive rewards with financial and subjective goals. The financial goals will constitute 80% of the total annual incentive award and be based on Adjusted EBITDA and Revenue objectives. The subjective goals will constitute 20% of the total annual incentive award and be based on specific, measurable goals established by the CEO and the Compensation Committee.
•	To ensure appropriate alignment between pay and performance, the maximum annual incentive award was increased to 180% of each executive’s individual target.

•	The long-term incentive plan was redesigned to increase the percentage of performance-based long-term compensation and align the value of annual grants with the 50th percentile of the market. Future annual equity grants will now consist of a grant of performance shares that will be settled in time-based restricted stock representing 50% of the total award value and a grant of time-based restricted stock representing 50% of the total award value.
•	The performance share grants will have a one-year performance goal followed by a two-year cliff vest with respect to any restricted stock earned, while the restricted stock grants will vest ratably over 3 years.

2013 Say-On-Pay Voting Results

For the third straight year, our executive compensation program received substantial shareholder support and was approved, on an advisory basis, by 98.7% of the votes cast at the 2013 annual stockholder meeting. Our Compensation Committee believes that this vote reflected our shareholders’ strong support of the compensation decisions made by the Committee for Cross Country’s Named Executive Officers for 2013. The Company considered these results and made decisions consistent with our compensation philosophy and objectives over the past year.

Executive Compensation Program Design and Oversight

The Compensation Committee, or the Committee, provides oversight of our executive compensation programs. The various programs and plans covering executive officers are reviewed and administered by the Committee. A detailed discussion of the Committee’s structure, roles and responsibilities and related matters can be found under the heading “Compensation Committee” above and in the Committee’s Charter on our website at www.crosscountryhealthcare.com by choosing the “Investor Relations” link, clicking on the “Corporate Governance” section and selecting the charter under “View.”

The purpose of our executive compensation programs is to (1) attract and retain executives, (2) reward the success of our executives in attaining key operating objectives, such as revenue growth, growth of operating earnings, earnings per diluted share, or EPS, or growth of market share, and ultimately, (3) align our executives interests with our stockholders to attain an increased market price for our stock. The performance of our executives, considered in light of general economic and specific company, industry and competitive conditions, serves as the primary basis for determining their overall compensation. It is also the Committee’s intention to set total executive compensation sufficiently high to attract and retain strong, motivated leadership who will not only strive to reach our key operating and strategic objectives, but also demonstrate the utmost integrity in doing so. The Committee uses a mix of compensation vehicles to generate a compensation program for our executives that rewards our short-term and long-term goals, thereby aligning the incentives of our executives with our stockholders.

Philosophy and Executive Compensation Principles

With our diverse operations, we must attract and retain executive talent that has the competencies and skills to operate successfully on a multitude of levels. The compensation program is designed to incentivize executives to achieve our overall strategic and financial objectives by rewarding executives who meet certain targets and demonstrate their ability to lead through operational excellence. The Committee believes that these attributes lead to long-term stockholder value creation. While the Committee strives for consistency in creating compensation programs to attain these goals, sufficient flexibility is maintained to ensure that the overall philosophical intent of the program is met. The Committee’s executive compensation principles are to:

•	provide competitive compensation programs to attract and retain executive talent with high ethical standards and the capability to lead;
•	use cash incentives to reward executives for achieving our short-term operating goals;
•	use equity-based incentive plans to tie a portion of compensation to our long-term results and align the executives’ financial interests with those of the stockholders;
•	ensure that compensation in the aggregate is commensurate with our results;
•	provide a tool for focusing and directing the energies of key executives toward achieving individual and corporate objectives;

•	ensure that the total executive compensation program is affordable, including its impact on earnings; and
•	be transparent so that both executives and stockholders understand the executive compensation program and the objectives it seeks to achieve.

These principles are implemented using various elements that offer the flexibility to adapt the compensation program, from time to time, in response to changing needs of the business. For 2013, the Committee used the following elements, the specific rationale and design of which are outlined in more detail below:

•	Base salary
•	Cash incentives
•	Equity incentives, consisting of restricted stock awards and stock appreciation rights

NEOs also participated in our employee benefit plans generally available to all of our employees.

Roles of the Committee, Compensation Consultant and Management

The Compensation Committee is comprised solely of independent directors and is responsible for determining the compensation of our CEO and other NEOs. The Compensation Committee receives assistance during the year from PM&P, the Compensation Committee’s independent compensation advisor; and from our CEO and internal compensation staff, led by our General Counsel.

In mid-2013, the Compensation Committee engaged an independent compensation consultant, PM&P, to review, assess and provide recommendations with respect to certain aspects of the Company’s compensation program for executive officers and directors. In this role, PM&P rendered services specifically requested by the Compensation Committee, which included examining the overall pay mix for our executives, conducting a competitive assessment of our executive compensation program and making recommendations to and advising the Compensation Committee on compensation design and levels.

The CEO provides the Committee with his assessment of the CFO’s performance and the CEO delivers his perspective on the factors described above in developing his recommendation for the CFO’s compensation, including salary adjustments, cash incentives and equity grant guidelines for the then current year. The CEO also recommends the compensation structure for the other NEOs to the Committee for its review and approval. Upon receipt of this information, the Committee discusses proposed compensation plans for the CEO, CFO and other NEOs in detail, including how the compensation levels of the CEO and CFO compare to each other. Based on our Governance Guidelines, the Committee is required to annually approve the goals and objectives for compensating the CEO, evaluate the CEO’s performance in light of these goals before setting the CEO’s salary, bonus and other incentive and equity compensation and approve the compensation structure for the other NEOs.

Process

Our NEO compensation program is implemented yearly and it coincides with the completion of our annual financial statement audit and release of annual earnings, as well as the approval of the budget for the then current year. Annual cash incentives earned for the prior year, if any, are determined by the Committee and paid out at that time. Current year target objectives are also established at that time and any adjustments to base salaries are determined by the Committee either at that time or during the second quarter.

When making NEO compensation decisions, the Committee takes many other factors into account, including the economy, the NEO’s performance, expected future contributions to the Company’s success, the financial and operational results of individual business units, our financial and operational results as a whole, the NEO’s historical compensation, any retention concerns and the CEO’s recommendations in the cases of NEOs other than the CEO. In looking at historical compensation, the Committee looks at the progression of salary increases over time, an NEO’s ability to meet targets in prior years, the value inherent in equity awards to be granted to complete the total compensation program for an NEO for a particular year, economic outlook and our stock performance. Historically, the Committee has disregarded whether the NEO has exercised options or sold shares so that these personal investment decisions do not skew the Committee’s understanding of the aggregate reward opportunity that has been provided. The Committee uses the same general factors in evaluating the CEO’s performance and compensation as it uses for the other NEOs.

The Committee adjusts the cash incentive portion of the NEOs’ compensation consistent with its philosophy to incentivize and reward executives to reach certain financial and strategic objectives and reward them based upon their performance. The Committee believes that maintaining the flexibility to make upward or downward adjustments to the various components of the NEOs compensation programs allows the Committee to appropriately provide incentives to individuals and further aligns the NEOs with the objectives of our stockholders.

Market Positioning

Generally, our policy has been to pay our NEOs base salaries below the 50th percentile of our peer group, but to offer them performance based incentive compensation that if earned will increase their overall compensation. As a result of the structure of our program and the unfavorable business conditions in the recent past years, our overall compensation program has been below the median of our peer group. Incentive payouts, at a reduced level, begin upon achievement of a predetermined percentage of targeted objectives (generally 80% or higher) which can vary from year to year and from one performance metric to another, so that there is not a disincentive to the NEOs. We believe that an “all or nothing” approach could provide a disincentive compared to our tiered payout approach that is better aligned with our overall operating objectives. In determining competitive compensation levels for the NEOs, the Committee takes into account their responsibilities, past performance, external market practices and the economy.

Peer Group

For fiscal 2013, the Committee, based on the recommendation of PM&P, identified the following seven peer group of companies: AMN Healthcare Services, Inc., On Assignment, Inc., KForce, Inc., TrueBlue, Inc., CDO Corp., Hudson Global, and Barrett Business Services, Inc. (the “2013 Peer Group”). The 2013 Peer Group reflected the following changes from our 2012 Peer Group: the 2013 Peer Group eliminated IPC The Hospitalist Company, Inc., MedAssets, Inc., LHC Group, Alliance Healthcare Services, Inc., Corvel Corporation and US Physical Therapy, Inc., and added TrueBlue, Inc., CDO Corp., Hudson Global, and Barrett Business Services, Inc. The changes were made based on our objective of benchmarking to staffing and business-services organizations. Companies that met these initial criteria were further screened by annual revenues, EBITDA margin, revenue growth, enterprise value and market capitalization to ensure a focus on companies of similar size and operating complexity. Each 2013 Peer Group company is comparable to the Company in certain respects, however, factors such as revenue, business mix, as well as the way the companies structure their top management also affect executive compensation. The Committee looked at the practices of the 2013 Peer Group and used their compensation levels as an indicator of the competitive market for our executives for fiscal year 2013.

Components of the NEO 2013 Compensation Program

The Committee uses various compensation elements to provide an overall competitive total compensation and benefits package to the NEOs that is tied to creating stockholder value, is commensurate with our results and aligns with the business strategy. The Committee’s specific rationale, design, reward process and relating information are outlined below.

Base Salary

We provide the NEOs with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for NEOs are determined on the basis of each executive’s position, performance and level of responsibility. Salary levels are typically considered annually as part of the performance review process, as well as upon a promotion or other change in job responsibility. Base salaries for NEOs are generally benchmarked below the 50th percentile of the Peer Group. Our philosophy is that base salaries should meet the objective of compensating NEOs for their basic day-to day efforts. Historically, the value of long-term incentives granted has not been determined as a multiple of base salary. Therefore, an increase in base salary has not had any impact on the level of long-term incentive award levels.

In 2013, consistent with the Company’s continued cost reduction initiatives, no salary increases were recommended or approved for any of the NEOs. In connection with the commencement of his employment with us, the Committee determined that for the period prior to his becoming chief executive officer Mr. Grubb’s would be paid a base salary at the annual rate of $500,000, and that upon his becoming our chief executive officer, which occurred on July 5, 2013, his base salary would increase to the annual rate of $550,000. Mr. Grubbs base salary as chief executive officer is within approximately the 50th percentile of chief executive officers in our 2013 peer group. Mr. Grubb’s base salary was determined by the Committee to be within a reasonable range of comparable chief executive officer base salaries based on a review of a market analysis of our competitors.

For 2013, Mr. Hensel and Mses. Anenberg, Ball and Dean received base salaries at the annual rates of $357,706, $325,000, $279,000 and $250,000, respectively. Prior to his retirement on July 5, 2013, Mr. Boshart received a base salary at the annual rate of $523,446.

Annual Cash Incentive Program

The annual cash incentive program is a core component of our “pay-for-results” philosophy. The program is heavily weighted to our financial results or relevant business units and the goals are closely linked to business strategy. The components of this program have historically included the incentive and reward opportunity (expressed as a percentage of base salary) and the performance measures determined by the Committee (such as revenue, contribution income, EBITDA (earnings before interest, tax and depreciation) or EPS. To ensure the integrity of the goals and minimize the risk of unanticipated outcomes, each goal has had a performance range built around it with a commensurate increase or decrease in the associated award opportunity. The Compensation Committee may adjust performance measures for certain extraordinary or unusual items at its sole discretion.

Historically, the Committee has established performance goals and the weighting of each goal during its first Committee meeting each year. The process for setting the goals begin with the management team establishing preliminary goals based on prior year’s results, strategic initiatives, industry performance and projected economic conditions. The Committee assesses the difficulty of the goals and their implications for share price appreciation, revenue growth and other related factors. The iterative process results in final goals presented by management to the Committee at its March meeting.

Incentives and Award Opportunities. Each annual target cash incentive award opportunity is expressed as a percentage of base salary, which may be earned based on both the achievement of certain financial objectives (the “Objective Bonus” component) and subjective considerations (the “Subjective Bonus” component).

If results fall below pre-established threshold levels, no cash award is payable under the Objective Bonus component, although a Subjective Bonus may still be paid at the discretion of the Committee. If results exceed pre-established outstanding goals, the cash award payable under the Objective Bonus component is capped at a maximum award opportunity. The Committee believes that having a maximum cap serves to promote good judgment by the NEOs, reduce the likelihood of windfalls and makes the maximum cost of the plan predictable. The award opportunity is established for each position with the desired emphasis on pay at risk (more pay at risk for more senior executives) and internal equity (comparably positioned executives should have comparable award opportunities).

The Subjective Bonus opportunity is capped at a maximum amount, expressed as a percentage of base salary, which varies for each position. The use of subjective criteria requires the Committee to weigh a multitude of subjective factors relative to specific responsibilities. This process allows the Committee to evaluate performance and to recognize contributions in light of our changing needs as the nation’s economy and the healthcare staffing industry evolve. Given the Company’s current financial position as of the end of 2013, the Committee determined that no Subjective Bonus would be paid to any of our NEOs for 2013.

Annual Incentive for Mr. Grubbs. Mr. Grubbs did not participate in the 2013 annual cash incentive plan due to his commencing employment after the date that the Committee determined the performance targets and bonus opportunities thereunder, nor was Mr. Grubbs granted a Subjective Bonus opportunity.

Annual Incentive for Mr. Hensel. For 2013 Mr. Hensel, as chief financial officer, was awarded, an Objective Bonus component with a target cash bonus of 65% of his base salary tied to the achievement of meeting certain EBITDA, EPS and revenue targets, with a lower payout if the target was not achieved but exceeded a minimum threshold and a higher payout if it exceeded the target, and an amount determined by linear interpolation between target levels. 40% of the Objective Bonus opportunity was weighted toward the EBITDA target, 40% was weighted toward achieving the EPS target and 20% was weighted towards the revenue target.

A range of results was established for each of these goals, from a threshold to a maximum cash award. Mr. Hensel was entitled to receive a range of 6.5% to 39% of his base salary based on the EBITDA component, 6.5% to 39% of his base salary based on the EPS component and 3.25% to 19.5% based on the revenue component.

The payout thresholds for the Revenue, EBITDA and EPS target portions of the Objective Bonus for Mr. Hensel in 2013 was not achieved, accordingly, no amount of the Objective Bonus was paid to Mr. Hensel for 2013. The Committee also established a Subjective Bonus component for Mr. Hensel with a target cash bonus of up to 30% of his annual base salary.

The chart below sets forth the total annual bonus potential for Mr. Hensel for 2013 based on the level of Objective Bonus component achievement.

EBITDA Target ($000s)		Objective Bonus Based on EBITDA	% Base Salary	EPS Target		Objective Bonus Based on EPS	% Base Salary	Revenue Target		Objective Bonus Based on Revenue	% Base Salary	Maximum Subjective Bonus	Total Eligible Bonus
<$	8,000	$0	0.0%	<$	0.08	$0	0.0%	<$	443,000	$0	0.0%	$107,312	$107,312
	$8,000	$23,251	6.5%		$0.08	$23,251	6.5%		$443,000	$11,625	3.25%	$107,312	$165,439
	$10,000	$93,004	26.0%		$0.110	$93,004	26.0%		$470,000	$46,502	13.0%	$107,312	$339,822
≥$	11,600	$139,505	39.0%	≥$	0.130	$139,505	39.0%	>$	517,000	$69,753	19.5%	$107,312	$456,075

For 2013, actual EBITDA was $6 million (excluding the acquisition of On Assignment’s allied health business), actual EPS was $(1.68) and actual revenue was $434.9 million (excluding the acquisition of On Assignment’s allied health business). Accordingly, none of the threshold targets were achieved and no amount of the annual bonus was paid to Mr. Hensel.

Annual Incentive for Ms. Anenberg. For 2013, the Committee established an annual incentive opportunity for the position of President of Cross Country Staffing, with an Objective Bonus component based solely on the financial results of that business unit. The target amount based on the level of achievement of the Objective Bonus component was 50% of base salary and the position was eligible for a Subjective Bonus component which could not exceed 30% of base salary.

50% of the Objective Bonus opportunity, with a range of 6.25% to 37.5% of base salary, was weighted toward the level of achievement of an Adjusted Contribution Income target, 20% with a range of 2.5% to 15% of base salary was weighted toward the level of achievement of a Consolidated EBITDA target and 30% with a range of 3.75% to 22.5% of base salary was weighted toward the level of achievement of a revenue target. A range of results was established for each of these goals, from a threshold to a maximum cash award, with an amount determined by linear interpolation between target levels. Adjusted Contribution Income consisted of contribution income adjusted to reflect an imputed tax charge related to the cost of providing per diem allowances to traveling field employees.

Adjusted Contribution Income was added for 2013 to increase the focus on metrics based on our profitability and create a better balance between our revenue growth and our profitability. The non-GAAP measurement of Adjusted Contribution Income reflects an allocation for the tax cost of meals and incidentals and the exclusion of contribution income resulting from the acquisition of On Assignment’s allied health business in December 2013.

The chart below set forth the total bonus potential for the position of President of Cross Country Staffing for 2013:

Adjusted Contribution Income Target ($000s)		Objective Bonus Based on Adjusted Contribution Income	% Base Salary	Consolidated EBITDA Target		Objective Bonus Based on Consolidated EBITDA	% Base Salary	Revenue Target		Objective Bonus Based on Revenue	% Base Salary	Maximum Subjective Bonus	Total Eligible Bonus
<$	14,520	$0	0.0%	<$	8,000	$0	0.0%	<$	235,000	$0	0.0%	$97,500	$97,500
	$14,520	$20,313	6.25%		$8,000	$8,125	2.5%		$235,000	$12,188	3.75%	$97,500	$138,126
	$17,088	$81,250	25.0%		$10,000	$32,500	10.0%		$293,500	$48,750	15.0%	$97,500	$260,000
≥$	21,360	$121,875	37.5%	≥$	11,600	$48,750	15.0%	>$	323,000	$73,125	22.5%	$97,500	$341,250

The results with respect to the Objective Bonus under the 2013 annual incentive opportunity for the position of President of Cross Country Staffing were as follows:

Objective Performance Goal	Performance Achieved	Percentage of Target Achieved	Bonus Earned
Adjusted Contribution Income	$17,403,500	51.85%	$84,250
Consolidated EBITDA	$6,181,900	0%	$0
Revenue	$268,220,800	20.3%	$32,950
			117,200

In June 2013, the Committee determined that in addition to her annual performance based-bonus opportunity, it was in the Company’s best interest to provide an additional incentive to Ms. Anenberg. Accordingly, in June 2013, Ms. Anenberg was paid a discretionary bonus in the amount of $60,000.

Annual Incentive for Susan E. Ball. Similar to the 2013 annual incentive opportunities for our chief financial officer, the Objective Bonus component of Ms. Ball’s annual incentive plan, based on her position as general counsel, was based upon our level of achievement of EBITDA, EPS and revenue targets established by the Committee for 2013. The remaining portion of her annual incentive plan for 2013 was a Subjective Bonus opportunity which could not exceed 30% of her base salary.

For 2013, the Objective Bonus portion of her incentive opportunity had a target cash bonus of 45% of her base annual compensation. 40% of the Objective Bonus opportunity was weighted toward the EBITDA target, 40% was weighted toward achieving the EPS target and 20% was weighted towards the revenue target. A range of results was established for each of these goals, from a threshold to a maximum cash award. In 2013, Ms. Ball was entitled to receive a range of 4.5% to 27% of her base compensation based on the EBITDA component, 4.5% to 27% of her base compensation based on the EPS component and 2.25 to 13.5% on the revenue component, and an amount determined by linear interpolation between target levels.

The chart below sets forth the total bonus potential for Ms. Ball for 2013 based on the level of her Objective Bonus component achievement:

EBITDA Target (2013) ($000s)		Objective Bonus Based on EBITDA (2013)	% Base Salary	EPS Target (2013)		Objective Bonus Based on EPS (2013)	% Base Salary	Revenue Target (2013)		Objective Bonus Based on Revenue (2013)	% Base Salary	Maximum Subjective Bonus (2013)	Total Eligible Bonus (2013)
<$	8,000	$0	0.0%	<$	0.08	$0	0.0%	<$	443,000	$0	0.0%	$83,700	$83,700
	$8,000	$12,555	4.5%		$0.08	$12,555	4.5%		$443,000	$6,278	2.25%	$83,700	$115,088
	$10,000	$50,220	18.0%		$0.110	$50,220	18.0%		$470,000	$25,110	9.0%	$83,700	$209,250
≥$	11,600	$75,330	27.0%	≥$	0.130	$75,330	27.0%	>$	517,000	$37,665	13.5%	$83,700	$272,025

For 2013, actual EBITDA was $6 million (excluding the acquisition of On Assignment’s allied health business), actual EPS was $(1.68) and actual revenue was $434.9 million (excluding the acquisition of On Assignment’s allied health business). Accordingly, none of the thresholds were achieved and Ms. Ball did not receive a cash performance bonus for 2013.

In addition to the cash incentive plan described above, Ms. Ball is also eligible to receive bonuses related to work performed on each acquisition, divestiture and/or financing completed by us in 2013. Ms. Ball is responsible for conducting legal due diligence and negotiations for these transactions, as well as documenting and closing these transactions. Any such bonus is based on the size and complexity of the deal. During 2013, the Company divested its clinical trials business and entered into a new credit facility. Ms. Ball was awarded an aggregate bonus of $100,000 for her work on these transactions.

Annual Incentive for Deborah Dean. As an inducement to her joining the Company, Ms. Dean was guaranteed an annual bonus for 2013 in the amount of $30,000. Ms. Dean did not participate in the 2013 annual cash incentive plan due to her commencing employment after the date that the Committee determined the performance targets and bonus opportunities thereunder, nor was Ms. Dean granted a Subjective Bonus opportunity.

Equity Awards

The Committee uses equity-based awards from time to time to focus executives on long-term performance and to align executives’ financial interests with those of shareholders. In 2013, equity awards were also used in part as a retention tool. During the past five years, the Committee has granted senior executives stock options, stock appreciation rights and/or restricted stock awards which vest over time. For 2013, equity awards were granted under our 2007 Stock Incentive Plan (referred to as the Plan).

Equity-based awards for NEOs are generally made based on the executive’s position, experience and performance, prior equity-based compensation awards and competitive equity-based compensation levels. Further, the Committee determines the terms and conditions of equity grants taking into account market practices and the objectives of the compensation program. Retaining key talent is a key factor for the Committee in considering the level of equity awards and the vesting schedule.

Equity awards are typically approved by the Committee at its regularly scheduled meeting in May of each fiscal year. The grant date of such awards is the first day of the first month immediately following the Annual Meeting. The Committee may make grants at other times during the year as it deems appropriate. All equity awards must be approved by the Committee. Our current practice is to set the exercise price at the closing price on the date of grant.

At the Committee’s May 2013 meeting, the Committee granted the following equity awards to the NEOs (other than Messrs. Boshart and Grubbs and Ms. Dean) with a grant date of June 1, 2013, to supplement their compensation for retention purposes.

Name	Number of Stock Appreciation Rights	Number of Restricted Shares of Common Stock
Emil Hensel	22,500	22,500
Vickie Anenberg	25,000	25,000
Susan E. Ball	22,500	22,500

The stock appreciation rights were issued with an exercise price of $5.21, which was the closing price of our Common Stock on the grant date. The stock appreciation rights and restricted shares will vest 25% per year over four years. Any unexercised stock appreciation rights will expire in seven years (or earlier in the case of termination of employment).

In accordance with his employment agreement (see “Employment Agreements” below), effective with the commencement of Mr. Grubbs employment on April 1, 2013, as an inducement for his joining the Company, on April 1, 2013, the Committee granted to Mr. Grubbs 46,729 restricted shares of Common Stock with a grant date value of $250,000 and 50,000 stock appreciation rights. The shares of restricted stock will vest over a four year period. The stock appreciation rights granted to Mr. Grubb’s were issued with an exercise price of $5.35, which was the closing price of our Common Stock on the grant date, and will vest in four equal installments on April 1 of 2014, 2015, 2016 and 2017.

Effective with the commencement of Ms. Dean’s employment on June 20, 2013, as an inducement for her joining the Company and determined in a manner consistent with the grants made on June 1, 2013, on June 20, 2013, the Committee granted to Ms. Dean 22,500 restricted shares of Common Stock and 22,500 stock appreciation rights. The stock appreciation rights were issued with an exercise price of $4.92, which was the closing price of our Common Stock on the grant date. The stock appreciation rights and restricted shares granted to Ms. Dean will vest 25% per year over four years. Any unexercised stock appreciation rights will expire in seven years (or earlier in the case of termination of employment).

In accordance with the terms of the Plan and his award agreements, all unvested stock appreciation rights and shares of restricted stock held by Mr. Boshart on July 5, 2013, the date of his retirement, were forfeited. In addition, all outstanding vested stock appreciation rights held by Mr. Boshart remain exercisable through July 5, 2014.

Deferred Compensation Plan

We maintain the Deferred Compensation Plan, an unfunded non-qualified deferred compensation arrangement, intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, or the Code. Designated executives, including our NEOs, may elect to defer the receipt of a portion of their annual base salary, bonus and commission to our Deferred Compensation Plan. We may also make a discretionary contribution to the Deferred Compensation Plan on behalf of certain participants, which generally become vested after three years from the date such contribution is made to the plan, upon the occurrence of a change in control or upon a participant’s retirement, death during employment or disability. Generally, payments under the Deferred Compensation Plan automatically commence upon a participant’s retirement, termination of employment or death during employment. Under certain limited circumstances described in the Deferred Compensation Plan, participants may receive distributions during employment. To enable us to meet our financial commitment under the Deferred Compensation Plan, assets may be set aside in a corporate-owned vehicle, which assets remain available to all our general creditors in the event of our insolvency. Participants of the Deferred Compensation Plan are our unsecured general creditors with respect to the Deferred Compensation Plan benefits. Currently, none of our NEOs have any amounts deferred under the Deferred Compensation Plan.

401(k) Plan

We maintain a 401(k) plan. The plan permits eligible employees to make voluntary, pre-tax contributions to the plan up to a specified percentage of compensation, subject to applicable tax limitations. We may make a discretionary matching contribution to the plan equal to a pre-determined percentage of an employee’s voluntary, pre-tax contributions and may make an additional discretionary profit sharing contribution to the plan, subject to applicable tax limitations. Eligible employees who elect to participate in the plan are generally vested in any matching contribution after three years of service with us and fully vested at all times in their employee contributions to the plan. The plan is intended to be tax-qualified under Section 401(a) of the Code, so that contributions to the plan and income earned on plan contributions are not taxable to employees until withdrawn from the plan, and so that our contributions, if any, will be deductible by us when made. Our 401(k) matching contribution has a matching contribution rate equal to 25% of the first 6% of compensation contributed to the plan by eligible participants during each payroll period.

Other Benefits

Executives participate in the health and dental coverage, company-paid term life insurance, disability insurance, paid time off and paid holidays programs applicable to other employees in their locality. These benefits are designed to be competitive with overall market practices and are in place to attract and retain the necessary talent in the business. In 2013, Mr. Boshart received a one-time lump sum service award of $500 in recognition of his 20 years of service to the Company.

Employment Agreements

On March 20, 2013, we entered into an employment agreement with William J. Grubbs pursuant to which, on April 1, 2013, Mr. Grubbs became our President and Chief Operating Officer. On July 5, 2013, Mr. Grubbs became our Chief Executive Officer. The initial term for the agreement expires on March 31, 2016, subject to automatic renewal for successive one-year terms unless prior to the end of any renewal term either party has given at least 90 days prior written notice of the intention not to renew the agreement. Mr. Grubbs’ base salary was $500,000 during the period in which he served as President and Chief Operating Officer, and was increased to $550,000 per year on July 5, 2013 when he became the Chief Executive Officer. The salary is subject to annual review by the Committee and Mr. Grubbs is eligible to receive an annual bonus of up to 100% of his base salary based on the level of achievement of performance goals to be established by the Committee. Mr. Grubbs is eligible to participate in all benefit plans and fringe benefit arrangements available to our senior executives. If Mr. Grubbs’ employment is terminated by us without cause (other than due to a non-renewal of the agreement by us) or Mr. Grubbs terminates his employment for good reason (see “Potential Payments Upon Termination or Change in Control” below), and if he is not otherwise entitled to receive severance benefits under our Executive Severance Policy, subject to his timely execution of a release, he will be entitled to a severance payment equal to one year’s base salary plus a pro rata portion of the bonus, if any, earned with respect to the year in which such termination occurred.

Under his employment agreement, the Company agreed to pay or reimburse Mr. Grubbs for certain relocation expenses in an amount up to $200,000. In addition, the Company agreed to reimburse him for the reasonable legal fees incurred by him in connection with the negotiation of the employment agreement. These amounts were provided to Mr. Grubb’s on a tax grossed up basis.

During 2013, we were a party to an employment agreement with Mr. Hensel, pursuant to which he served as our Chief Financial Officer. The initial term of Mr. Hensel’s agreement expired on July 29, 2002. Upon expiration of such initial term, his agreement automatically renewed for additional one-year terms. If Mr. Hensel’s employment had been terminated without cause, he would have been entitled to the greater of (x) base salary, for the balance of the renewal term, certain other benefits provided in the agreement and bonus for the fiscal year in which the termination occurred or (y) one year’s base salary as in effect as of the date of termination.

On March 3, 2014, we entered into a transition agreement with Mr. Hensel that superseded his employment agreement. Under the transition agreement, Mr. Hensel resigned as a Director on March 7, 2014 and as Chief Financial Officer effective March 31, 2014. From March 31, 2014 through June 3, 2014 Mr. Hensel is serving as a Special Advisor to the Company. In such capacity he will be employed on a full-time basis during the month of April to transition his prior duties and responsibilities to our new Chief Financial Officer. From May 1, 2014 through June 3, 2014 he will provide transition services to the Company on an as needed basis. During the period from March 31, 2014 through June 3, 2014 Mr. Hensel will continue to receive his base salary at the annual rate of $357,706. Effective June 4, 2014, Mr. Hensel will retire from the Company and he will receive a lump sum payment in an amount equal to one year of his base salary less any wages paid to him for the period from May 1, 2014 through June 3, 2014. Any equity grants to Mr. Hensel scheduled to vest on or before June 2, 2014 shall vest, while all other non-vested equity grants shall terminate. Mr. Hensel is subject to a non-competition covenant that will expire on June 2, 2015.

Prior to his retirement on July 5, 2013, we were party to an employment agreement with Mr. Boshart which provided for substantially the same terms as Mr. Hensel’s employment agreement. Mr. Boshart was not entitled to receive any severance or other amounts from us upon his retirement from the Company other than any accrued earned amounts under the Company benefit plans generally available to all of our employees.

On March 3, 2014, we entered into an employment agreement with William Burns pursuant to which, on April 1, 2014, Mr. Burns will become our Chief Financial Officer. Mr. Burns’ base salary is $400,000 per year. The base salary is subject to annual review by the Committee and Mr. Burns is eligible to receive an annual bonus with a target of 70% of his base salary based on the level of achievement of performance goals to be established by the Committee. Mr. Burns is also eligible to participate in the Company’s equity incentive plan, as well as all benefit plans and fringe benefit arrangements available to our senior executives. If Mr. Burns’ employment is terminated by us without cause or Mr. Burns terminates his employment for good reason, and if he is not otherwise entitled to receive severance benefits under our Executive Severance Policy, subject to his timely execution of a release, he will be entitled to a severance payment equal to one year’s base salary. Under his employment agreement, the Company agreed to pay or reimburse Mr. Burns for certain relocation expenses in an amount up to $100,000. In addition, on April 1, 2014 Mr. Burns will receive a grant of 20,000 shares of restricted stock.

Severance/Change of Control Arrangements

We maintain an Executive Severance Policy, or the Severance Policy pursuant to which, subject to executing a release, each NEO (other than Mr. Boshart who retired on July 5, 2013) is entitled to receive certain severance payments and benefits if, within 90 days prior to, or within 18 months after, a “Change of Control” (as defined in the Severance Policy) of the Company, such NEO was terminated without cause or incurred an “involuntary termination” (i.e. a resignation for good reason). Under the Severance Policy, Mr. Grubbs and Mses. Anenberg and Ball are, and prior to his announced retirement Mr. Hensel was, entitled to receive continued base salary for a period of two years following termination, plus two times the amount of their target bonus for the year in which a Change of Control occurs. Mr. Hensel is no longer eligible under the Executive Severance Policy. Under the Severance Policy, Ms. Dean is entitled to receive continued base salary for a period of one year following termination, plus an amount equal to her target bonus for the year in which a Change of Control occurs. In addition, during such periods, we would continue to make group health, life or other similar insurance plans available to such NEO and his or her dependents, and we would pay for such coverage to the extent we paid for such coverage prior to the termination of employment. The severance benefits payable under the Severance Policy are subject to: (1) the six-month delay under Section 409A of the Code; (2) the execution and non-revocation of a general release of claims in favor of the Company within a specified time period; and (3) reduction to avoid any excise tax on “parachute payments” if the NEO would benefit from such reduction as compared to paying the excise tax.

In addition, under our general severance pay policy for all of our eligible employees, if an NEO (other than Mr. Grubbs whose arrangement is included in his employment agreement, and prior to his announced retirement, Mr. Hensel, whose arrangements was included in his employment agreement) is terminated without cause (as defined in our general severance pay policy) other than in connection with a Change of Control, the NEO, subject to executing a release, would be entitled to one week’s base salary for each full year of continuous service with us.

10b5-1 Plans

The Committee believes that executives should be able to plan for their own financial security, including diversifying their investment portfolio. Therefore, the Committee has approved using 10b5-1 plans to facilitate the planned exercise of options and the sale of shares. These plans facilitate sales of the executives’ shares through a broker without the executive’s direct involvement in such sales, subject to minimum price thresholds, such that such sales are not subject to the executive’s access to material non-public information. Currently, none of our NEOs maintain a 10b5-1 plan.

Perquisites

Our NEOs are not entitled to any perquisites that are not otherwise available to all of our employees. In this regard, it should be noted that we do not provide pension arrangements, post-retirement health coverage or similar benefits for our executives or employees.

Stock Ownership Guidelines

At its meeting on November 5, 2013, the Compensation Committee adopted stock ownership guidelines for the Company’s senior executive officers. The guidelines were effective as of January 1, 2014 and provide that the Company’s chief executive officer will hold shares of Common Stock equal to three times his base salary, to be accumulated over three years, and the Company’s other senior executives will hold shares of Common Stock equal to one times his or her base salary, to be accumulated over three years.

Risk Mitigation

Our Board has reviewed and considered whether our compensation programs and policies create risks that are reasonably likely to have a material adverse effect on us. In that regard, we design our programs in a balanced and diversified manner while also creating significant, yet appropriate, incentives for strong performance based on our business and strategic plan. In most cases, each component of our performance-based compensation program is subject to a limit on the amount paid. We believe that our compensation programs reflect a balance of short-term, long-term, guaranteed and performance based compensation in order not to encourage excessive risk-taking. A significant portion of our compensation program includes performance-based compensation. We believe that this ensures that our NEOs and other employees focus on the health of our business and that will deliver stockholder value over time and discourages excess risk-taking by our NEOs and other employees.

Impact of Accounting and Tax Matters

As a general matter, the Committee reviews and considers the various tax and accounting implications of compensation vehicles that we utilize. With respect to accounting matters, the Committee examines the accounting cost associated with equity compensation in light of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

With respect to tax matters, the Committee considers the impact of Section 162(m) of the Code, which generally prohibits any publicly-held corporation from taking a Federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the chief executive officer and any other executive officer (other than the chief financial officer) employed on the last day of the taxable year whose compensation is required to be disclosed to stockholders under Commission rules. Exceptions include qualified performance-based compensation, among other things. It is the Committee’s policy to maximize the effectiveness of our executive compensation plans in this regard. Nonetheless, the Committee retains the discretion to grant awards (such as restricted stock with time-based vesting) that will not comply with the performance-based exception of 162(m) if it is deemed in the best interest of the Company to do so.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

THE COMPENSATION COMMITTEE

Joseph A. Trunfio, PhD, Chairman
W. Larry Cash, Member

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus (a) ($)	Stock Awards ($)(b)	Option Awards ($)(c)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(d)	Total ($)
William J. Grubbs Chief Executive Officer and President (e)	2013	377,884	—	250,000	105,065	—	—	222,427	955,376

Joseph A. Boshart Former President and Chief Executive Officer (f)	2013	342,253	—	—	—	—	—	3,688	345,941
	2012	513,379	—	174,000	67,712	—	—	3,125	758,216
	2011	514,064	—	223,200	78,978	149,267	—	3,063	968,572

Emil Hensel Former Chief Financial Officer (g)	2013	357,706	—	117,225	46,305	—	—	3,188	524,424
	2012	350,827	—	130,500	50,784	—	—	3,125	535,236
	2011	351,295	—	186,000	65,815	102,004	—	3,563	708,677

Vickie Anenberg President, Cross Country Staffing	2013	325,000	60,000	130,250	51,450	117,200	—	3,188	687,088
	2012	269,816	—	130,500	50,784	—	—	3,125	454,225
	2011	233,818	—	133,920	47,387	140,367	—	2,923	558,415

Susan E. Ball General Counsel and Secretary	2013	275,884	100,000	117,225	46,305	—	—	3,188	542,602
	2012	256,822	—	117,450	42,320	—	—	3,325	419,917
	2011	233,665	—	111,600	39,489	46,972	—	2,921	434,647

Deborah Dean Senior Vice President, Sales and Marketing (h)	2013	125,000	30,000	110,700	41,780	—	—	—	307,480

(a)	For 2013, reflects (a) a bonus paid to Ms. Ball for her performance in connection with the Company’s divestment of its clinical trials business and entry into a new credit facility, (b) a one-time incentive bonus to Ms. Anenberg and (c) a guaranteed annual bonus to Ms. Dean in connection with her commencement of employment.
(b)	Amounts in this column reflect the aggregate grant date fair value of awards of restricted stock granted under our 2007 Stock Incentive Plan and computed in accordance with FASB Topic 718. The aggregate grant date fair value per share of restricted stock granted on June 1, 2013, June 1, 2012, and June 1, 2011 was $5.21, $4.35, and $7.44, respectively. The aggregate grant date fair value per share of restricted stock granted to Mr. Grubbs on April 1, 2013 was $5.35 and to Ms. Dean on June 20, 2013 was $4.92. The assumptions used in determining the grant date fair values of these restricted stock awards are set forth in note 13 to our consolidated financial statements included in our 2013 Form 10-K.
(c)	Amounts in this column for all grants to the NEOs included in the table and for all periods reflect the aggregate grant date fair value of Option Awards consisting of stock appreciation rights to be settled in stock, granted under the 2007 Stock Incentive Plan and computed in accordance with FASB ASC 718. The aggregate grant date fair value per share of stock appreciation rights granted on June 1, 2013, June 1, 2012 and June 1, 2011, was $2.06, $1.69, and $2.63, respectively. The aggregate grant date fair value per share of stock appreciation rights granted to Mr. Grubbs on April 1, 2013 was $2.10 and to Ms. Dean on June 20, 2013 was $1.86. The assumptions used in determining the grant date fair values of these stock appreciation rights are set forth in note 14 to our consolidated financial statements included in our 2013 Form 10-K.

(d)	The “All Other Compensation” column for 2013 consists of the following amounts:

Name	401(k) Match(1)	Service Award	Moving Expenses	Legal Fees
Grubbs	—	—	221,002	1,425
Boshart	3,188	500	—	—
Hensel	3,188	—	—	—
Anenberg	3,188	—	—	—
Ball	3,188	—	—	—
Dean	—	—	—	—
(1)	Consist of employer matching contributions to the 401(k) plan. See the discussion of our matching contributions under “401(k) Plan” above in the Compensation and Discussion Analysis.
(e)	Mr. Grubbs joined the Company as President and Chief Operating Officer, effective April 1, 2013, with a base salary at the annual rate of $500,000, and became Chief Executive Officer and President effective July 5, 2013, with a base salary at the annual rate of $550,000.
(f)	Mr. Boshart retired from the Company effective July 5, 2013.
(g)	Mr. Hensel resigned and chief executive officer effective March 31, 2014 and will retire from the Company effective June 4, 2014.
(h)	Ms. Dean joined the Company as Senior Vice President, Sales and Marketing on June 20, 2013.

GRANTS OF PLAN-BASED AWARDS

Name (a)	Grant Date (b)	Committee Action Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number Of Shares Of Stock Or Units (i)	All Other Option Awards: Number Of Securities Underlying Options (j)	Exercise Or Base Price Of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Options Awards ($)(2)
			Threshold ($)(c)	Target ($)(d)	Maximum ($)(e)	Threshold ($)(f)	Target ($)(g)	Maximum ($)(h)
William J. Grubbs	4/1/2013	3/20/2013	—	—	—	—	—	—	46,729	—	—	250,000
	4/1/2013	3/20/2013	—	—	—	—	—	—	—	50,000	5.35	105,065
Emil Hensel	2/15/2013	2/15/2013	58,127	232,509	456,075	—	—	—	—	—	—	—
	6/1/2013	5/1/2013	—	—	—	—	—	—	22,500	—	—	117,225
	6/1/2013	5/1/2013	—	—	—	—	—	—	—	22,500	5.21	46,305
Vickie Anenberg	2/15/2013	2/15/2013	40,625	162,500	341,250	—	—	—	—	—	—	—
	6/1/2013	5/1/2013	—	—	—	—	—	—	25,000			130,250
	6/1/2013	5/1/2013	—	—	—	—	—	—		25,000	5.21	51,450
Susan E. Ball	2/15/2013	2/15/2013	31,388	125,550	272,025	—	—	—	—	—	—	—
	6/1/2013	5/1/2013	—	—	—	—	—	—	22,500	—	—	117,225
	6/1/2013	5/1/2013	—	—	—	—	—	—	—	22,500	5.21	46,305
Deborah Dean	6/20/2013	5/14/2013	—	—	—	—	—	—	22,500	—	—	110,700
	6/20/2013	5/14/2013	—	—	—	—	—	—	—	22,500	4.92	41,780

(1)	Amounts relate to the NEOs individual annual cash incentive as described in the Compensation Discussion and Analysis contained herein. The Subjective Component of the plans was not included in the threshold or target columns (columns (c) and (d) but was included in the maximum column (column (e)).
(2)	Grant date fair value is calculated by multiplying the number of shares times the fair value per award. Refer to the footnotes to the Summary Compensation Table above.

OUTSTANDING EQUITY AWARDS AT 2013 YEAR-END

		Option Awards					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
William J. Grubbs	4/1/2013	—	50,000	—	5.35	04/1/2020	—	—	—	—
	4/1/2013	—	—	—	—	—	46,729	466,355	—	—
Joseph A. Boshart	2/16/2005	25,000	—	—	15.60	7/5/2014	—	—	—	—
	10/01/2007	8,400	—	—	18.25	7/5/2014	—	—	—	—
	5/06/2008	8,349	—	—	13.02	7/5/2014	—	—	—	—
	6/01/2009	125,000	—	—	8.56	7/5/2014	—	—	—	—
	6/01/2010	22,500	—	—	8.09	7/5/2014	—	—	—	—
	6/01/2011	15,000	—	—	7.44	7/5/2014	—	—	—	—
	6/01/2012	10,000	—	—	4.35	7/5/2014	—	—	—	—
Emil Hensel	2/16/2005	23,000	—	—	15.60	2/16/2015	—	—	—	—
	10/01/2007	5,460	—	—	18.25	10/01/2014	—	—	—	—
	5/06/2008	5,427	—	—	13.02	5/06/2015	—	—	—	—
	6/01/2009	85,000	—	—	8.56	6/01/2016	—	—	—	—
	6/01/2010	18,750	6,250	—	8.09	6/01/2017	—	—	—	—
	6/01/2010	—	—	—	—	—	6,250	62,375	—	—
	6/01/2011	12,500	12,500	—	7.44	6/01/2018	—	—	—	—
	6/01/2011	—	—	—	—	—	12,500	124,750	—	—
	6/01/2012	7,500	22,500	—	4.35	6/01/2019	—	—	—	—
	6/01/2012	—	—	—	—	—	22,500	224,550	—	—
	6/01/2013	—	22,500	—	5.21	6/01/2020	—	—	—	—
	6/01/2013	—	—	—	—	—	22,500	224,500	—	—
Vickie Anenberg	2/16/2005	21,000	—	—	15.60	2/16/2015	—	—	—	—
	10/01/2007	2,940	—	—	18.25	10/01/2014	—	—	—	—
	5/06/2008	3,131	—	—	13.02	5/6/2015	—	—	—	—
	6/01/2009	50,000	—	—	8.56	6/01/2016	—	—	—	—
	6/01/2010	11,250	3,750	—	8.09	6/01/2017	—	—	—	—
	6/01/2010	—	—	—	—	—	3,750	37,425	—	—
	6/01/2011	9,000	9,000	—	7.44	6/01/2018	—	—	—	—
	6/01/2011	—	—	—	—	—	9,000	89,820	—	—
	6/01/2012	7,500	22,500	—	4.35	6/01/2019	—	—	—	—
	6/01/2012	—	—	—	—	—	22,500	224,550	—	—
	6/01/2013	—	25,000	—	5.21	6/01/2020	—	—	—	—
	6/01/2013	—	—	—	—	—	25,000	249,500	—	—

		Option Awards					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Susan E. Ball	2/16/2005	20,000	—	—	15.60	2/16/2015	—	—	—	—
	10/01/2007	2,520	—	—	18.25	10/01/2014	—	—	—	—
	5/06/2008	2,922	—	—	13.02	5/06/2015	—	—	—	—
	6/01/2009	30,000	—	—	8.56	6/01/2016	—	—	—	—
	6/01/2010	11,250	3,750	—	8.09	6/01/2017	—	—	—	—
	6/01/2010	—	—	—	—	—	4,500	44,910	—	—
	6/01/2011	7,500	7,500	—	7.44	6/01/2018	—	—	—	—
	6/01/2011	—	—	—	—	—	7,500	74,850	—	—
	6/01/2012	6,250	18,750	—	4.35	6/01/2019	—	—	—	—
	6/01/2012	—	—	—	—	—	20,250	202,095		—
	6/01/2013	—	22,500		5.21	6/01/2020	—	—	—	—
	6/01/2013	—	—	—	—	—	22,500	224,500	—	—
Deborah Dean	6/20/2013	—	22,500	—	4.92	6/20/2020	—	—	—	—
	6/20/2013	—	—	—	—	—	22,500	224,500	—	—

(1)	Awards vest in four equal installments on the anniversary of the grant date, provided that the officer continues to be employed with us through each vesting date.
(2)	Market value of shares is measured by reference to our closing stock price as of December 31, 2013 of $9.98.

OPTION EXERCISES AND STOCK VESTED IN 2013

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)(1)
William J. Grubbs	—	—	—	—
Joseph A. Boshart	—	—	42,500	221,425
Emil Hensel	—	—	31,681	165,058
Vickie Anenberg	—	—	22,321	116,292
Susan E. Ball	—	—	19,381	100,975
Deborah Dean	—	—	—	—

(1)	Value realized represents the total number of shares vested multiplied by the closing price on the vesting date.

Potential Payments Upon Termination or Change in Control

The tables below describe and estimate the amounts and benefits that our NEOs would have been entitled to receive upon a change of control or a termination of their employment in certain circumstances, assuming such events occurred as of December 31, 2013 (based on the plans and arrangements in effect on such date). Where applicable, the amounts payable assume a $9.98 fair value of our Common Stock (the closing price on December 31, 2013). The estimated payments are not necessarily indicative of the actual amounts any of our NEOs would have received in such circumstances. The tables exclude (i) compensation amounts accrued through December 31, 2013 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and (ii) vested account balances under our retirement plans that are generally available to all of our salaried employees. In addition, where applicable, the Cash Payment amounts include the actual amount paid to the NEOs for 2013, since the hypothetical termination or change of control date is the last day of the fiscal year for which the bonus is to be determined.

As disclosed elsewhere in this proxy statement, Mr. Boshart retired from the Company effective July 5, 2013. He was not entitled to any severance payments upon his retirement. Accordingly, no amounts are reflected for him below.

William J. Grubbs:	Non-Change of Control Termination without Cause or for Good Reason ($)(1)	Termination for Cause or Resignation without Good Reason ($)	Change of Control Termination without Cause or for Good Reason ($)	Change of Control without Termination ($)
Cash Payment	550,000(2)	—	1,100,000(8)	—
Health and Life Insurance Benefits	—	—	10,632(9)	—
Acceleration of Equity Awards	—	—	693,355(3)	693,355(3)
Total Termination Benefits:	550,000	—	1,803,987	693,355
Emil Hensel:	Non-Change of Control Termination without Cause ($)(1)	Termination for Cause or Resignation ($)	Change of Control Termination without Cause or for Good Reason ($)	Change of Control without Termination ($)
Cash Payment	357,706(2)	—	1,395,056(8)	—
Health and Life Insurance Benefits	9,692(2)	—	19,384(9)	—
Acceleration of Equity Awards	—	—	913,788(3)	913,788(3)
Total Termination Benefits:	367,398	—	2,328,228	913,788

As disclosed elsewhere in this proxy statement, Mr. Hensel resigned and chief financial officer effective March 31, 2014 and will retire from the Company effective June 4, 2014. See “Compensation Discussion & Analysis – Employment Agreements” above.

Vickie Anenberg:	Non-Change of Control Termination without Cause ($)	Termination for Cause or Resignation ($)	Change of Control Termination without Cause or for Good Reason ($)(5)(6)	Change of Control without Termination ($)
Cash Payment	143,750(7)	—	1,170,000(8)	—
Health and Life Insurance Benefits	—	—	28,009(9)	—
Acceleration of Equity Awards	—	—	877,168(3)	877,168(3)
Total Termination Benefits:	143,750	—	2,075,177	877,168
Susan E. Ball:	Non-Change of Control Termination without Cause ($)	Termination for Cause or Resignation ($)	Change of Control Termination without Cause or for Good Reason ($)(5)(6)	Change of Control without Termination ($)
Cash Payment	59,019(7)	—	976,500(8)	—
Health and Life Insurance Benefits	—	—	18,331(9)	—
Acceleration of Equity Awards	—	—	785,430(3)	785,430(3)
Total Termination Benefits:	59,019	—	1,780,261	785,430
Deborah Dean:	Non-Change of Control Termination without Cause ($)	Termination for Cause or Resignation ($)	Change of Control Termination without Cause or for Good Reason ($)(5)(6)	Change of Control without Termination ($)
Cash Payment	—	—	250,000(10)	—
Health and Life Insurance Benefits	—	—	13,902(11)	—
Acceleration of Equity Awards	—	—	336,375(3)	336,375(3)
Total Termination Benefits:	—	—	600,277	336,375

(1)	“Cause” is generally defined under Mr. Grubbs’ employment agreement as: (i) an act or acts of fraud or dishonesty which results in the personal enrichment of him or another person or entity at the expense of the Company; (ii) his admission, confession, pleading of guilty or nolo contendere to, or conviction of (x) any felony (other than third degree vehicular infractions), or (y) of any other crime or offense involving misuse or misappropriation of money or other property; (iii) his continued material breach of any obligations under his employment agreement for 30 days after the Company has given him notice thereof in reasonable detail, if such breach has not been cured by him during such period; or (iv) his gross negligence or willful misconduct with respect to his duties or gross misfeasance of office.

“Good Reason” is generally defined under Mr. Grubbs’ employment agreement as, without his written consent, the occurrence of any of the following events that are not cured by the Company within 30 days of written notice specifying the occurrence such Good Reason event, which notice will be given to the Company within 90 days after the occurrence of the Good Reason event: (i) a material diminution in his then authority, duties or responsibilities; (ii) a material diminution in his base salary; (iii) a relocation of his principal business location to a location more than 50 miles outside of Boca Raton, Florida; or (iv) any material breach of the employment agreement by the Company.

“Cause” was generally defined under Mr. Hensel’s employment agreement as: (i) fraud or dishonesty which results in the personal enrichment of the NEO or another person or entity at the expense of the Company; (ii) admission, confession or conviction of (a) any felony (other than third degree vehicular infractions) or (b) any other crime or offense involving misuse or misappropriation of money or other property; (iii) an NEO’s continued material breach of the employment agreement; or (iv) gross negligence or willful misconduct with respect to an NEO’s duties or gross misfeasance of office.”

(2)	Represents an amount equal to the sum of (i) one year base salary; (ii) the cost of one year of health and life insurance benefits under our plans and (iii) an NEO’s 2013 annual bonus, assuming that we exercised our right to subject the NEO to the non-competition covenant set forth in his employment agreement for one year. For Mr. Grubbs, this represents 1 year base salary and bonus.
(3)	Represents the value of unvested outstanding options, stock appreciation rights and restricted stock that would accelerate and vest on a change in control (as defined in the 2007 Stock Incentive Plan). In the case of options and stock appreciation rights, the value is calculated by multiplying the number of shares underlying each accelerated unvested award by the difference between the per share closing price of the Common Stock on December 31, 2013 and the per share exercise price. In the case of restricted stock, the value is calculated by multiplying the number of shares of restricted stock that accelerate by the per share closing price of the Common Stock on December 31, 2013 of $9.98. Awards issued on or after June 20, 2013 do not vest on change in control except at discretion of Committee. The above table assumes that all awards will vest upon a change in control.
(4)	“Cause” is generally defined under our general severance pay policy as: (i) an NEO engaging in actions that are injurious to us (monetarily or otherwise) or (ii) an NEO’s conviction for any felony or any criminal violation involving dishonesty or fraud.
(5)	Under the Severance Policy “cause” is as defined under an NEO’s employment agreement with us, but if the NEO does not have an employment agreement with us that defines “cause,” then “cause” is defined termination due to an NEO’s insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for us or an affiliate as determined by the Compensation Committee of the Board in its sole discretion; or (ii) in the case where there is an employment agreement, or similar agreement, in effect between us or an affiliate and the NEO at the termination date that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement that conditions “cause” on occurrence of a change of control, such definition of “cause” shall not apply until a change of control actually takes place and then only with regard to a termination thereafter. Notwithstanding the foregoing, an NEO shall be deemed to be terminated for “Cause” if the NEO: (i) breaches the terms of any agreement between the Company or an affiliate and the NEO including, without limitation, an employment agreement or non-competition agreement or (ii) discloses to anyone outside the Company or its affiliates, or uses in other than the Company’s or its affiliates’ business, without written authorization from the Company, any confidential information or proprietary information, relating to the business of the Company or its affiliates acquired by the NEO prior to the termination date.
(6)	“Good reason” (called an “involuntary termination” under the Severance Policy) is generally defined under the Severance Policy as: (i) without the Employee’s express written consent, a significant reduction of the Employee’s duties, position or responsibilities relative to the NEO’s duties, position or responsibilities in effect immediately prior to such reduction, or the removal of the NEO from such position, duties and responsibilities, unless the NEO is provided with comparable duties, position and responsibilities; provided , however , that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity shall not constitute an “Involuntary Termination”; (ii) a reduction by the Company of the NEO’s base salary as in effect immediately prior to such reduction; (iii) a material reduction by the Company in the kind or level of employee benefits to which the NEO is entitled immediately prior to such reduction with the result that the NEO’s overall benefits package is materially reduced (unless such reduction is applicable to all employees); or (iv) without the NEO’s express written consent, the relocation of the NEO to a facility or a location more than thirty-five (35) miles from his or her current location.
(7)	Represents one week’s base salary for each full year of continuous service with us.
(8)	Represents two times the sum of base salary plus target bonus. The severance benefits payable under the Severance Policy are subject to reduction to avoid any excise tax on “parachute payments” if the NEO would benefit from such reduction as compared to paying the excise tax.
(9)	Represents two years of continued health and life insurance benefits.

(10)	Represents one times the base salary plus target bonus. The severance benefits payable under the Severance Policy are subject to reduction to avoid any excise tax on “parachute payments” if the NEO would benefit from such reduction as compared to paying the excise tax.
(11)	Represents one year of continued health and life insurance benefits.

RELATED PARTY TRANSACTIONS

On an ongoing basis, the Audit Committee reviews all “related party transactions” (those transactions that are required to be disclosed in this proxy statement by SEC Regulation S-K, Item 404 and under Nasdaq’s rules), if any, for potential conflicts of interest and all such transactions must be approved by the Audit Committee.

Our Director, W. Larry Cash, is a director and the Executive Vice President and Chief Financial Officer of Community Health Systems. During our fiscal year ended December 31, 2013, we provided healthcare staffing services to Community Health Systems resulting in revenues to us of $584,418.

Our Director, Joseph A. Trunfio, is the President and Chief Executive Officer Atlantic Health System. During our fiscal year ended December 31, 2012, Cross Country entered into an exclusive vendor management arrangement with Atlantic Health System pursuant to which Cross Country Staffing is the sole vendor manager for certain healthcare staffing services. In 2013, this resulted in revenues to us of $3,312,594.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors, including the Company’s internal controls, the quality of its financial reporting and the independence and performance of the Company’s independent registered public accounting firm. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website at www.crosscountryhealthcare.com.

Management has the primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with U.S. generally accepted accounting principles, as well as expresses an opinion on the effectiveness of internal control over financial reporting, and discusses with us any issues they believe should be raised with us.

The Audit Committee reviewed the Company’s unaudited financial statements for each calendar quarter of 2013 as well as the Company’s audited financial statements for the 2013 fiscal year and reviewed and discussed the financial statements with management and Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm. Management has represented to us that the financial statements were prepared in accordance with U.S. generally accepted accounting principles.

We have received from E&Y the written disclosures and the letter required by Rule 3526 of Public Company Accounting Oversight Board, “Communication with Audit Committee Concerning Independence” and discussed with E&Y its independence from the Company and its management. The Audit Committee also discussed with E&Y any matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

THE AUDIT COMMITTEE

W. Larry Cash, Chairman
Gale Fitzgerald
Joseph A. Trunfio, PhD

PROPOSAL I

ELECTION OF SIX DIRECTORS TO THE COMPANY’S BOARD OF DIRECTORS

The election of the following six directors to our Board of Directors to hold office until the next Annual Meeting or until their successors are duly elected and qualified:

W. Larry Cash

Thomas C. Dircks

Gale Fitzgerald

William J. Grubbs

Richard M. Mastaler

Joseph A. Trunfio, PhD

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL I.

PROPOSAL II

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE
CROSS COUNTRY HEALTHCARE, INC. 2007 STOCK INCENTIVE PLAN
(AMENDED AND RESTATED EFFECTIVE MARCH 20, 2013)

Introduction

Our stockholders are being asked to approve an amendment and restatement of the Company’s 2007 Stock Incentive Plan (amended and restated effective March 20, 2013) (the “Stock Incentive Plan”), which if approved will be renamed the 2014 Omnibus Incentive Plan. The Stock Incentive Plan as amended and restated is referred to below as the Omnibus Plan. On March 11, 2014, the Board unanimously approved the Omnibus Plan, subject to, and to be effective upon, stockholder approval at the Annual Meeting (the date of such approval is referred to below as the “2014 Restatement Date”). The Omnibus Plan generally incorporates the provisions of the Stock Incentive Plan as currently in effect and includes the following key modifications, effective upon the 2014 Restatement Date:

•	Increase of the Aggregate Share Reserve. The current aggregate share reserve will be increased by an additional 600,000 shares for a total share reserve of 4,100,000 shares under the Omnibus Plan. As of March 17, 2014, 794,652 shares remain available for future issuance under the Stock Incentive Plan. The remaining shares will not be sufficient for long-term incentives expected to be awarded in fiscal 2014 and future years. The Board believes that it is important that a significant portion of the compensation for our key employees, consultants, officers and directors consist of performance-based pay in order to encourage the enhancement of stockholder value by fostering long-term commitment to the benefit of our stockholders and to bolster the motivational effect of overall pay packages to attract and retain the services of key individuals essential to our long-term growth and financial success. The Board believes that the proposed increase in the share reserve is necessary to insure that a sufficient reserve of common stock remains available for issuance to allow us to continue to utilize equity incentives.
•	Removal of Non-Appreciation Award Limit. In connection with the increase in the aggregate share reserve, the limit on the number of awards that are not “appreciation awards” (i.e., restricted stock and restricted stock units) that may be granted under the Omnibus Plan will be removed.
•	Performance-Based Cash Awards. The Omnibus Plan includes performance-based cash awards that may be granted with the intent to comply with the “performance-based compensation” exception under Section 162(m) of the Code. Because performance-based cash awards may be made in addition to stock-based awards, the Stock Incentive Plan has been renamed the “2014 Omnibus Incentive Plan.”
•	Term Extension. We extended the term of the Amended Plan until March 10, 2024 (currently, the Stock Incentive Plan is scheduled to expire on April 5, 2017).

Stockholders are also being requested to approve the Code Section 162(m) performance goals under the Omnibus Plan, including the addition of pre-tax income, so that the performance-based cash awards granted under the Plan to executive officers of the Company may qualify as exempt performance-based compensation under Code Section 162(m). Code Section 162(m) generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the three other most highly compensated executive officers (other than the chief financial officer) unless the compensation constitutes “performance-based compensation.” In general, to qualify as “performance-based compensation” the material terms of the performance goals must be disclosed to, and approved by, the Company’s stockholders on or after the first meeting of the Company’s stockholders that occurs in the fifth year following the year the performance goals were last approved by the stockholder. Stockholders last approved the Plan’s Code Section 162(m) goals in 2013. If the stockholders do not approve the Plan’s Code Section 162(m) goals at the 2014 Annual Meeting, then no performance-based cash award will be deemed to be performance-based under Code Section 162(m) unless it is granted (i) subject to the approval of, and is approved by, the stockholders at the first stockholder meeting following such grant or (ii) on or following a the date of a subsequent meeting of the stockholders at which the stockholders approve the Plan’s Code Section 162(m) goals or approve other designated performance criteria. Notwithstanding the foregoing, awards of stock options and SARs granted under the Plan at any time qualify as exempt performance-based compensation under Code

Section 162(m). The Board believes it is important to have the ability to grant incentive compensation that qualifies as “performance-based” compensation in order to retain the corporate tax deductibility of the payments.

The Plan currently includes key provisions designed to protect stockholder interests, promote effective corporate governance and reflect use of corporate governance best practices including, but not limited to, the following:

•	No Discounted Options or SARs. Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•	No Repricing/Buyout of Options or SARs. The Plan does not allow for the repricing of stock options and SARs, including the replacement of outstanding stock options and SARs with options or SARs with a lower exercise price, and expressly prohibits the cancellation, conversion, exchange, replacement, buyout or surrender of stock options and SARs in exchange for cash, other awards, stock options or SARs with an exercise price that is equal to or less than the exercise price of the original stock options or SARs without stockholder approval.
•	No Share Recycling for Net Exercises or Tax Withholding. Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under the Plan.
•	No Evergreen Provision. The Plan does not contain an “evergreen” or automatic replenishment provision pursuant to which the shares authorized for issuance under the Plan are automatically replenished.
•	No Automatic Grants. The Plan does not provide for automatic grants to any participant.

As of March 17, 2014, the closing price of shares of our Common Stock as reported on Nasdaq was $8.37 per share. As of March 17, 2014, (i) 1,839,556 stock options and SARs were outstanding (at an average exercise price of $9.79 per share and a weighted average remaining term of 3.4 years), (ii) 554,981 shares of restricted stock were granted and remain outstanding, and (iii) 794,652 shares remain available for future grants.

The Plan was originally adopted as the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan (the “Initial Plan”) by the Board of Directors on April 5, 2007 and was approved by our stockholders on May 10, 2007. On March 20, 2013 (the “2013 Restatement Date”), the Board of Directors approved and adopted an amendment and restatement of the Initial Plan effective as of the 2013 Restatement Date.

The affirmative vote of the holders of at least a majority of the outstanding shares of our Common Stock present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment and restatement of the Stock Incentive Plan. The Board of Directors recommends that the stockholders vote “for” the approval of the amendment and restatement of the Stock Incentive Plan.

Description of the Omnibus Plan

The following description of the Plan is a summary and is qualified in its entirety by reference to the Omnibus Plan, a copy of which is attached as Appendix A to this proxy statement.

The purpose of the Omnibus Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling us to offer eligible employees, consultants and non-employee directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

Administration. The Omnibus Plan is administered by a committee (the “Committee”), which consists of two or more non-employee directors, each of whom is intended to be (i) a non-employee director as defined in Rule 16b-3 of the Exchange Act, (ii) an outside director as defined under Section 162(m) of the Code, and (iii) an independent director as defined under NASDAQ Listing Rule 5605(a)(2). Currently, the Compensation Committee serves as the Committee.

The Committee has full authority to administer and interpret the Omnibus Plan, to grant awards under the Omnibus Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine, in accordance with the terms of the Omnibus Plan, the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the Omnibus Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards will be set forth in written agreements that are consistent with the terms of the Omnibus Plan.

No awards may be granted under the Omnibus Plan after March 10, 2024. Awards granted prior to such date, however, may extend beyond such date and the provisions of the Omnibus Plan will continue to apply thereto.

Eligibility and Types of Awards. All of our employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, SARs, performance shares, restricted stock and other stock-based awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the Omnibus Plan. Employees, consultants and non-employee directors are selected for participation in the Omnibus Plan by the Committee and there are as of March 17, 2014, 1,092 employees, 0 consultants and 5 non-employee directors were eligible to participate in the Omnibus Plan.

Unless otherwise determined by the Committee at grant, awards granted under the Omnibus Plan are subject to termination or forfeiture if the recipient engages in Detrimental Activity (as defined in the Omnibus Plan) prior to the exercise of, or during the one year period after any vesting or exercise of the award.

“Full value awards” (e.g., restricted stock) will be subject to a minimum one-year vesting schedule for performance-based awards and a vesting schedule of no less than three equal annual installments on the first and, second and third anniversaries of the grant date for time-based awards. “Appreciation awards” (e.g., stock options and SARs) will be subject to a vesting schedule of no less than three equal annual installments on the first, second and third anniversaries of the grant date. However, accelerated vesting will be permitted in certain limited events (such as death, disability, retirement or change in control), and a more generous vesting schedule is permitted with respect to up to 5% of the aggregate share reserve. Any dividends or dividend equivalents paid on “full-value awards” will be subject to the same vesting requirements as the underlying award.

Available Shares. The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Omnibus Plan or with respect to which awards may be granted may not exceed 4,100,000 shares, which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. In general, if awards under the Omnibus Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Omnibus Plan. The number of shares of Common Stock available for awards under the Omnibus Plan will be reduced by (i) the total number of stock options or SARs exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award. In addition, the Company may not use the cash proceeds it receives from stock option exercises to repurchase shares of Common Stock on the open market for reuse under the Omnibus Plan. Awards that may be settled solely in cash will not be deemed to use any shares of Common Stock which may be issued under the Omnibus Plan.

The maximum number of shares of Common Stock with respect to which any stock option, SAR or shares of restricted stock that are subject to the attainment of specified performance goals and intended to satisfy Section 162(m) of the Code and may be granted under the Omnibus Plan during any fiscal year to any eligible employee or consultant will be 250,000 shares (per type of award). The total number of shares of Common Stock with respect to all awards that may be granted under the Omnibus Plan during any fiscal year to any eligible employee or consultant will be 500,000 shares. There are no annual limits on the number of shares of Common Stock with respect to an award of restricted stock that are not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum number of shares of Common Stock with respect to any award of performance shares to an eligible employee or consultant during any fiscal year is 250,000 shares. The maximum number of shares of Common Stock with respect to which any stock option (other than incentive stock options), SAR, performance share or other stock-based award that may be granted under the Omnibus Plan during any fiscal year to any non-employee director will be 100,000 shares (per type of award). The total number of shares of Common Stock with respect to all awards that may be granted under the Omnibus Plan during any fiscal year to any non-employee director will be 250,000 shares. The aggregate amount of compensation to be paid to any one participant in respect of any performance-based cash award, and granted to such Participant in any one fiscal year, shall not exceed $3,000,000.

The Committee will adjust the above individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award to reflect certain changes in our capital structure or business by reason of certain corporate transactions or events.

Awards Under the Omnibus Plan. The following types of awards are available under the Omnibus Plan:

Stock Options. The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as a may be acceptable to the Committee.

Stock Appreciation Rights (“SARs”). The Committee may grant SARs either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SAR”). A SAR is a right to receive a payment in common stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of Common Stock subject to a SAR may not be less than fair market value at the time of grant. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Omnibus Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock. The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The Committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain.

Performance Shares. The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The Committee will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. A minimum level of acceptable achievement may also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash or shares of Common Stock.

Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Omnibus Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period.

Performance-Based Cash Awards. The Committee may make grant of cash awards under the Omnibus Plan that are contingent upon the satisfaction of certain pre-established performance criteria that are reached within a specified performance period, each of which, together with any other terms and conditions, will be determined by the Committee in its sole discretion at the time of grant. At the time the performance criteria are established, the Committee will prescribe a formula to determine the maximum or minimum percentages (which may be greater or less than 100%) of the individual target award which may be earned or payable based upon the degree of attainment of the performance criteria during the performance period. The Committee may, in its sole discretion, elect to pay a participant an amount that is less than the participant’s individual target award regardless of the degree of attainment of the performance criteria. The performance criteria for performance-based cash awards will be based on one or more of the performance goals discussed below.

Performance Goals. The Committee may grant awards of restricted stock, performance shares, and other stock based awards that are intended to qualify as “performance-based compensation” for purposes of Code Section 162(m). Code Section 162(m) requires that performance-based compensation be based upon objective performance measures. If an award is intended to be “performance based” under Code Section 162(m), the performance goals will be based on one or more of the following criteria:

•	earnings per share;
•	operating income;
•	operating profit margin;
•	net income;
•	pre-tax income;
•	cash flow;
•	gross profit;
•	gross profit return on investment;
•	gross margin return on investment;
•	gross margin;
•	working capital;
•	earnings before interest and taxes;
•	earnings before interest, tax, depreciation and amortization;
•	return on equity;
•	return on assets;
•	return on capital;
•	return on invested capital;
•	net revenues;
•	gross revenues;
•	revenue growth;

•	total shareholder return;
•	economic value added;
•	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;
•	the fair market value of the shares of the Company’s Common Stock;
•	market share and/or market segment share;
•	the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; or
•	reduction in expenses.

Performance goals may also be based on individual participant performance goals, as determined by the Committee, in its sole discretion.

In addition, performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend the aforementioned business criteria. Unless otherwise determined by the Committee at grant, such performance goals will disregard all items of gain, loss or expense related to certain events and circumstances, such as changes in accounting methods and corporate transactions (including dispositions and acquisitions).

Change in Control. Unless otherwise determined by the Committee at the time of grant or in a written employment agreement, upon a change in control awards subject to vesting and/or restrictions that were granted (a) prior to the 2013 Restatement Date will vest in full, and (b) on or after the 2013 Restatement Date will not vest. In either case, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s Common Stock paid in a change in control over the exercise price of the award(s) (or cancelled and extinguished pursuant to the terms of a merger or other purchase agreement), such purchase price not to exceed the fair market value of the common stock at the time of purchase, or (iii) cancelled if the price of the Company’s Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

In the event of a merger or consolidation in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Company’s Common Stock or assets, the Committee may elect to terminate all outstanding exercisable awards granted under the Omnibus Plan, provided that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant will have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions on exercisability), contingent on the consummation of such transaction.

Amendment and Termination. Notwithstanding any other provision of the Omnibus Plan, the Board of Directors may at any time amend any or all of the provisions of the Omnibus Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the Omnibus Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant and, provided further that the approval of our stockholders will be obtained to the extent required by applicable law.

The Omnibus Plan also contains express prohibition against repricing stock options and SARs. An outstanding stock option or SAR may not be modified to reduce the exercise price and a stock option or SAR may not be surrendered, cancelled, converted, exchanged, replaced or bought out in exchange for cash, another award or a stock option or SAR with an exercise price that is less than the exercise price of the stock option or SAR unless such action is approved by the stockholders.

Miscellaneous. Awards granted under the Omnibus Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences. The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the Omnibus Plan are quite technical. Moreover, the applicable statutory provisions are subject to change (possibly with retroactive effect), as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of common stock.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

To the extent that the aggregate fair market value (determined as of the time of grant) of the common stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year under the Omnibus Plan and/or any other stock option Omnibus Plan of the Company, any subsidiary or any parent exceeds $100,000, such options will be treated as nonqualified stock options. In addition, if the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or a recipient disposes of the common stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options. A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

All Options. With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their stock options; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules

(including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation); and (iii) in the event that the payment, exercisability or vesting of any award is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)), and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its “covered employees” (generally, its chief executive officer and three other executive officers (other than its chief financial officer) whose compensation is disclosed in its proxy statement), subject to certain exceptions. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established objective performance goals established by a compensation committee that is comprised solely of two or more “outside directors”, is not considered in determining whether a “covered employee’s” compensation exceeds $1,000,000. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of time and the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. Subject to stockholder approval of the Section 162(m) performance goals under the Omnibus Plan, it is intended that certain awards under the Omnibus Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a “covered employee’s” compensation for the purpose of determining whether such individual’s compensation exceeds $1,000,000.

Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Omnibus Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.

The Omnibus Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Omnibus Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

New Plan Benefits. The following table sets forth certain information regarding certain performance-based awards that were granted by the Committee under the Omnibus Plan, subject to stockholder approval of the Omnibus Plan, to the following persons and groups.

Name and Position	Dollar Value ($) (1)	Number of Shares (2)
William J. Grubbs, Chief Executive Officer and President	0	0
Vickie Anenberg, President of Cross Country Staffing	N/A	N/A
Susan E. Ball, General Counsel and Secretary	N/A	N/A
Deborah Dean, Senior Vice President, Sales and Marketing	N/A	N/A
Executive Group (3)	0	0
Non-Executive Director Group	N/A	N/A
Non-Executive Officer Employee Group	N/A	N/A

(1)	Calculated based on the amount that would have been payable under the performance-based cash award granted to Mr. Grubbs on March 11, 2014 as if such award had been granted and in effect for fiscal year 2013. The amount that will be payable to Mr. Grubbs under the terms and conditions of the performance-based cash award at target performance level is $550,000.

(2)	Calculated based on the number of restricted shares that would have been earned under the performance share and restricted stock award granted to Mr. Grubbs on March 11, 2014 as if such award had been granted and in effect for fiscal year 2013. The number of restricted shares that will be issued to Mr. Grubbs under the terms and conditions of the performance share and restricted stock award at target performance level is 45,400.

(3)	Includes the executives named above.

Other than as set forth above, any future awards under the Omnibus Plan will be based upon prospective factors including the nature of services to be rendered and a participant’s potential contributions to the success of the Company or its affiliates and, accordingly, cannot be determined at this time.

Equity Compensation Plan Information. The following table sets forth, as of December 31, 2013, certain information related to our equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	1,546,299	$8.93	789,052
Equity compensation plans not approved by security holders	—	—	—
Total	1,546,299	$8.93	789,052

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDEMENT AND RESTATEMENT OF THE
CROSS COUNTRY HEALTHCARE, INC. 2007 STOCK INCENTIVE PLAN
(AMENDED AND RESTATED MARCH 20, 2013)

PROPOSAL III

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the year ended December 31, 2013 was Ernst & Young LLP (“E&Y”). The Audit Committee has appointed E&Y, subject to ratification by the stockholders, to audit the financial statements of the Company for the fiscal year ending December 31, 2014. Although stockholder ratification of the Audit Committee’s appointment of E&Y is not required, the Board of Directors considers it desirable for the stockholders to ratify/endorse the selection of the independent registered public accounting firm. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. In arriving at its appointment, the Audit Committee reviewed the performance of E&Y in prior years, as well as the firm’s reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with E&Y in these respects. E&Y’s fees for services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 were:

	2013	2012
Audit Fees	$945,862	$1,143,565
Audit-Related Fees	107,859	142,850
Tax Fees	113,211	88,991
All Other Fees	1,995	1,995
Total	$1,168,927	$1,377,401

Audit Fees consist of the fees billed for professional services rendered for our annual financial statements and review of the financial statements included in our Form 10-Q and services that are provided in connection with statutory and regulatory filings or engagements. Audit Fees for 2013 and 2012 included three quarterly reviews for each year. This category also includes: fees for comfort letters, consents, assistance with and review of documents filed with the Commission, Section 404 attest services, work done by tax professionals in connection with the audit or quarterly review, and accounting consultations billed as audit services, as well as other accounting and financial reporting consultation and research work necessary to comply with generally accepted auditing standards.

Audit-Related Fees consist of the fees for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements and are not reported under Audit Fees.

Tax Fees consist of services rendered for tax compliance, advice and planning.

All Other Fees consist of fees for products and services other than the services reported above.

All of the fees described above were approved by the Audit Committee in advance. None of the hours expended by E&Y on the audit of our financial statements in 2013 and 2012 were performed by persons other than leased employees. E&Y has audited our financial statements since the year of its establishment in 1999.

The Audit Committee has considered, and is satisfied that, the provision of the services provided by E&Y represented under the headings “Audit-Related Fees,” “Tax Fees” and “All Other Fees” is compatible with maintaining the principal accountants’ independence.

The Audit Committee deems the ratification of the selection of E&Y as our independent registered public accounting firm to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal III.

The affirmative vote of holders of a majority of shares represented at the Annual Meeting, in person or by proxy and entitled to vote is required for the ratification of the Audit Committee’s selection of E&Y as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Representatives of E&Y are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions asked by stockholders.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm

It is the Company’s policy that the Audit Committee pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee will consider annually and, if appropriate, approve the scope of the audit services to be performed during the fiscal year. The Chairman of the Audit Committee has been vested with the authority to approve or pre-approve services to be provided by the independent auditors when expedition of services is necessary, provided that the Chairman reports any approval or pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee is prohibited from delegating its responsibility to pre-approve services of the independent auditor to management. None of the services of the independent auditors were approved by the Audit Committee pursuant to a waiver of the Commission’s rules regarding pre-approval.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference this Proxy statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, references to the Audit Committee Charter and reference to the independence of the Audit Committee members are not deemed filed with the Commission, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ADOPTION OF PROPOSAL III.

PROPOSAL IV

NON-BINDING ADVISORY VOTE TO APPROVE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

We urge stockholders to read the “Compensation Discussion and Analysis” beginning on page 16 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, beginning on page 28, which provide detailed information on the compensation of our named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to the Company’s recent and long-term success.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the 2014 annual general meeting of stockholders:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2014 annual general meeting of stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

The Board of Directors has adopted a policy providing for an annual “say-on-pay” advisory votes. Unless the Board of Directors modifies its policy on the frequency of holding “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will occur in 2015.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE SUMMARY COMPENSATION TABLE AND OTHER COMPENSATION TABLES, AND ANY RELATED INFORMATION CONTAINED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE INSTRUCTED.

DEADLINES FOR SUBMISSION OF
PROXY PROPOSALS AND OTHER BUSINESS

Stockholder proposals intended to be included in the Proxy Statement and form of proxy for the Annual Meeting of Stockholders to be held in 2015, in addition to meeting certain eligibility requirements established by the Commission, must be in writing and received by the General Counsel at the Company’s principal executive offices on or prior to November 30, 2014. If the date of next year’s Annual Meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. Notice of any stockholder proposal must include various matters as prescribed by the Commission, including a clear and concise description of the proposal, and the reasons for proposing it. The proxy solicited by the Board of Directors for the 2015 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals that are considered untimely.

ANNUAL REPORT

The Company has filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, or the 2013 Form 10-K with the Commission which is available free of charge through our Internet website, www.crosscountryhealthcare.com. Stockholders may obtain a printed copy of the 2013 Form 10-K by writing to our Investor Relations department at 6551 Park of Commerce Blvd. N.W., Boca Raton, Florida, 33487. In response to such request, we will furnish without charge the 2013 Form 10-K including financial statements, financial schedules and a list of exhibits. A copy of our Annual Report for the year ended December 31, 2013, which includes the 2013 Form 10-K, is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting and who request a 2013 Form 10-K be mailed to them. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

By Order of the Board of Directors,

Susan E. Ball
General Counsel and Secretary
April 2, 2014

CROSS COUNTRY HEALTHCARE, INC.

2014 OMNIBUS INCENTIVE PLAN

CROSS COUNTRY HEALTHCARE, INC.

2014 OMNIBUS INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II
DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1    “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets. The occurrence of an Acquisition Event shall be determined by the Committee in its sole discretion.

2.2    “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee.

2.3    “Appreciation Award” means any Award under the Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4    “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Other Stock-Based Award or Performance-Based Cash Award. All Awards shall be evidenced by, and subject to the terms of, a written agreement executed by the Company and the Participant. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

2.5    “Board” means the Board of Directors of the Company.

2.6    “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act that could cause significant economic injury to the Company; (iii) a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate as determined by the Committee in its sole discretion; or (iv) continuing willful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

2.7    “Change in Control” has the meaning set forth in Section 13.2.

2.8    “Change in Control Price” has the meaning set forth in Section 13.1.

2.9    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10    “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, (i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “non-employee director” as defined in Rule 16b-3; (ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; and (iii) an “independent director” as defined under NASDAQ Listing Rule 5605(a)(2) or such other applicable stock exchange rule. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11    “Common Stock” means the Common Stock, $0.0001 par value per share, of the Company.

2.12    “Company” means Cross Country Healthcare, Inc., a Delaware corporation, and its successors by operation of law.

2.13    “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.14    “Detrimental Activity” means:

(a)	disclosing, divulging, furnishing or making available to anyone at any time, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or its Affiliates, any knowledge or information with respect to confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliate, acquired by the Participant at any time prior to the Participant’s Termination;
(b)	any activity while employed or performing services that results, or if known could reasonably be expected to result, in the Participant’s Termination that is classified by the Company as a termination for Cause;
(c)	(i) directly or indirectly soliciting, enticing or inducing any employee of the Company or of any of its Affiliates to be employed by an person, firm or corporation that is, directly or indirectly, in competition with the business or activities of the Company or any of its Affiliates; (ii) directly or indirectly approaching any such employee for these purposes; (iii) authorizing or knowingly approving the taking of such actions by other persons on behalf of any such person, firm or corporation, or assisting any such person, firm or corporation in taking such action; (iv) directly or indirectly soliciting, raiding, enticing or inducing any person, firm or corporation (other than the U.S. Government or its agencies) who or which is, or at any time from and after the date of grant of the Award was, a customer of the Company

2

or of any of its Affiliates to become a customer for the same or similar products or services that it purchased from the Company or any of its Affiliates, or any other person, firm or corporation, or approaching any such customer for such purpose or authorize or knowingly approving the taking of such actions by any other person; or

(d)	a material breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation or confidentiality agreement). Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant’s Termination.

For purposes of subsections (a), (c) and (d) above, the Chief Executive Officer of the Company has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

2.15    “Disability” means a disability which would qualify as such under the Company’s long-term disability plan. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Disability, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16    “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity that could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.17    “Eligible Employee” means each employee of the Company or an Affiliate.

2.18    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.19    “Exercisable Awards” has the meaning set forth in Section 4.2(d).

2.20    “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Company or, if not a day on which the applicable market is open, the next day that it is open.

2.21    “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.22    “Full Value Awards” has the meaning set forth in Section 4.4.

2.23    “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

3

2.24    “Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.

2.25    “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.26    “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.27    “Non-Tandem Stock Appreciation Rights” has the meaning set forth in Section 7.3.

2.28    “Other Extraordinary Event” has the meaning set forth in Section 4.2(b).

2.29    “Other Stock-Based Award” means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit or an Award valued by reference to an Affiliate.

2.30    “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.31    “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

2.32    “Performance-Based Cash Award” shall mean a cash Award under Article XI that is payable or otherwise based on the attainment of certain pre-established Performance Goals during a Performance Period.

2.33    “Performance Goal” shall mean the performance goals described on Exhibit A.

2.34    “Performance Period” means each fiscal year of the Company or such other period (as determined by the Committee in its sole discretion) over which the attainment of Performance Goals is measured.

2.35    “Performance Share” means an Award made pursuant to Article IX of the Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.36    “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.37    “Plan” means this Cross Country Healthcare, Inc. 2014 Omnibus Incentive Plan, as amended from time to time.

2.38    “Reference Stock Option” has the meaning set forth in Section 7.1.

2.39    “Restricted Stock” means a share of Common Stock issued under the Plan that is subject to restrictions under Article VIII.

2.40    “Restriction Period” has the meaning set forth in Section 8.3(a).

2.41    “Retirement” means a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 50 as may be approved by the Committee, in its sole discretion, at the time of grant, or thereafter, except that Retirement shall not include any Termination with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

2.42    “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.43    “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.44    “Section 409A Covered Award” has the meaning set forth in Section 16.14.

2.45    “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

4

2.46    “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.47    “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.48    “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock and/or cash (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock and/or cash (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.49    “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.50    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.51    “Tandem Stock Appreciation Rights” has the meaning set forth in Section 7.1.

2.52    “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.53    “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.54    “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.55    “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.56    “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

5

2.57    “Transfer” means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and “Transferred” has a correlative meaning.

2.58    “2013 Restatement Date” has the meaning set forth in Article XVII.

2.59    “2014 Restatement Date” has the meaning set forth in Article XVII.

ARTICLE III
ADMINISTRATION

3.1    The Committee.    The Plan shall be administered and interpreted by the Committee.

3.2    Grants of Awards.    The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) Other Stock-Based Awards and (vi) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;
(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;
(c)	to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;
(d)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e)	to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;
(f)	subject to Section 6.3(h), to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);
(g)	to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;
(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
(i)	to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award; and
(j)	generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

3.3    Guidelines.    Subject to Article XIV, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may, in its sole discretion, correct any defect,

6

supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan; provided, that with regard to any provision of the Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. The Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be as fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6    Designation of Consultants/Liability.

(a)	The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority, to the extent permitted by law, to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee, provided that officer who has authority to grant Awards may not grant Awards to himself or herself.
(b)	The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7    Indemnification.    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have

7

under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

ARTICLE IV
SHARE LIMITATION

4.1    Shares.

(a)	General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 4,100,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Award granted under the Plan expires, terminates, is canceled or is forfeited for any reason, the number of shares of Common Stock underlying any such Award shall again be available for the purpose of Awards under the Plan, as provided in this Section 4.1(a). If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock that may be issued under the Plan. Notwithstanding anything herein to the contrary, other than with respect to Incentive Stock Options, any share of Common Stock subject to an award that again becomes available for grant pursuant to this Section 4.1(a) shall be added back to the maximum aggregate limit. The number of shares of Common Stock available for the purpose of Awards under the Plan shall be reduced by (i) the total number of Stock Options or Stock Appreciation Rights exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under this Plan. Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock which may be issued under this Plan.
(b)	Individual Participant Limitations.

(i)    The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii), which may be granted under the Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 250,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 500,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)    The maximum number of shares of Common Stock subject to any Award of Stock Options (other than Incentive Stock Options), Stock Appreciation Rights, Performance Shares or Other Stock-Based Awards that may be granted under the Plan during any fiscal year of the Company to each Non-Employee Director shall be 100,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards does not exceed 250,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Non-Employee Director’s individual share limitations for both Stock Appreciation Rights and Stock Options.

8

(iii)    There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii).

(iv) The maximum number of shares of Common Stock subject to any Award of Performance Shares that may be granted under the Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 250,000 (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock and shall be charged against the available shares under the Plan at the time the unit value measurement is converted to a referenced number of shares of Common Stock in accordance with Section 9.1.

(v) The aggregate amount of compensation to be paid to any one Participant in respect of any Performance-Based Cash Award, and granted to such Participant in any one fiscal year, shall not exceed $3,000,000.

4.2    Changes.

(a)	The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event, (vii) any Other Extraordinary Event, or (viii) any other corporate act or proceeding.
(b)	Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including, without limitation, by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. In connection with any Section 4.2 Event, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

9

(c)	Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
(d)	In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options or Stock Appreciation Rights or any Other Stock Based Award that provides for a Participant elected exercise (“Exercisable Awards”) effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise his or her Exercisable Awards that are then outstanding to the extent vested as of the date on which such notice of termination is delivered (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If the Acquisition Event does take place after giving such notice, an Exercisable Award not exercised prior to the date of the consummation of the Acquisition Event shall be forfeited simultaneously with the consummation of the Acquisition Event. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may, in its sole discretion, terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value without payment of consideration therefor.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Exercisable Awards pursuant to this Section 4.2(d), then the applicable provisions of Section 4.2(b) and Article XIII shall apply.

4.3    Minimum Purchase Price.    Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

4.4    Minimum Restriction and Vesting Period.    Notwithstanding any other provision of the Plan to the contrary, effective as of the 2013 Restatement Date, with respect to any Award of Restricted Stock, Performance Shares, Performance Units, or Other Stock-Based Award that is not an Appreciation Award (collectively, “Full-Value Awards”), (i) the Restriction Period with respect to any such Award of Restricted Stock, (ii) the vesting period with respect to any such Award of Performance Shares and (iii) the vesting period with respect to any such Other Stock-Based Award that is payable in shares of Common Stock granted on or after the 2013 Restatement Date shall be no less than (A) one year, if the lapsing of restrictions or vesting of the Full-Value Award is based (in whole or in part) on the attainment of one or more Performance Goals, and (B) three years, if the lapsing of restrictions or vesting of the Full-Value Award is based solely on the continued performance of services by the Participant (with the restrictions thereto lapsing or the Full-Value Award becoming vested as to no more than one-third (1/3rd) of the Common Stock subject thereto on each of the first and second anniversaries of the date of grant). In addition, notwithstanding any other provision of the Plan to the contrary, effective as of the 2013 Restatement Date, with respect to any Appreciation Award, the vesting schedule shall be no less than in three equal annual installments on the first, second and third anniversaries of the date of grant. Notwithstanding the foregoing, (a) the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of any Award in the event of a Change of Control, a Participant’s retirement, death or Disability, and (b) subject to the limitations set forth in Section 4.1(a), Awards may be granted that are not subject to the foregoing limitations with respect to up to five percent (5%) of the total number of Shares reserved for Awards under the Plan pursuant to Section 4.1(a).

4.5    Dividends and Dividend Equivalents.    Notwithstanding any other provision of the Plan to the contrary, any rights granted hereunder to a Participant under an Award to receive or retain dividends or dividend

10

equivalents with respect to the shares of Common Stock underlying any Full-Value Award (with respect to which the lapsing of the restrictions subject thereto or the vesting thereof is based (in whole or in part) on the attainment of one or more Performance Goals), shall be subject to the same vesting and/or forfeiture conditions (performance-based, service-based or otherwise) as are applicable to such Full-Value Award.

ARTICLE V
ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS

5.1    General Eligibility.    All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants of the Company and its Affiliates are eligible to be granted Awards, subject to the terms and conditions of the Plan. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted under this Plan to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director unless such Award is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.

5.2    Incentive Stock Options.    Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3    General Requirement.    The vesting and exercise of Awards granted to a prospective employee or consultant is conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI
STOCK OPTIONS

6.1    Options.    Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option.

6.2    Grants.    The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3    Terms of Options.    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.
(b)	Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.
(c)	Exercisability. Subject to Section 4.4, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods or upon attainment of certain financial results), the Committee may waive such limitations on the exercisability at any time

11

at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)	Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.
(e)	Non-Transferability of Stock Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award agreement.

12

(f)	Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(g)	Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) subject to Section 14.1(d), modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not extend the Stock Option beyond its stated term), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).
(h)	Repricings and Buyouts of Stock Options Prohibited. Notwithstanding any other provision of the Plan to the contrary, an outstanding Stock Option may not be modified to reduce the Exercise Price thereof nor may a Stock Option be surrendered, cancelled, converted, exchanged, replaced or bought out in exchange for cash, another Award or Exercisable Award with an Exercise Price that is less than the Exercise Price of the Stock Option (other than adjustments or substitutions in accordance with Section 4.2(b) hereof), unless such action is approved by the stockholders of the Company.
(i)	Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1    Tandem Stock Appreciation Rights.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price of the Reference Stock Option as determined in accordance with Section 6.3(a).
(b)	Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the

13

Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)	Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).
(d)	Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.
(e)	Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.
(f)	Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.
(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3    Non-Tandem Stock Appreciation Rights.    Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan (“Non-Tandem Stock Appreciation Rights”).

7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a)	Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.
(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.
(c)	Exercisability. Subject to Section 4.4, Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the

14

Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d)	Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(e)	Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.
(f)	Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5    Limited Stock Appreciation Rights.    The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited stock appreciation right (a “Limited Stock Appreciation Right”). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

7.6    Repricings and Buyouts of Stock Appreciation Rights Prohibited.    Notwithstanding any other provision of the Plan to the contrary, an outstanding Stock Appreciation Right may not be modified to reduce the base price thereof nor may a Stock Appreciation Right be surrendered, cancelled, converted, exchanged, replaced or bought out in exchange for cash, another Award or Exercisable Award with a base or exercise price that is less than the base price of the Stock Appreciation Right (other than adjustments or substitutions in accordance with Section 4.2(b) hereof), unless such action is approved by the stockholders of the Company.

ARTICLE VIII
RESTRICTED STOCK

8.1    Awards of Restricted Stock.    Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the

15

Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock that had vested in the period referred to above.

8.2    Awards and Certificates.    Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)	Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)	Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c)	Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Cross Country Healthcare, Inc. (the “Company”) 2014 Omnibus Incentive Plan (as the same may be amended or supplemented from time to time, the “Plan”) and an agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and agreement are on file at the principal office of the Company.”

(d)	Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3    Restrictions and Conditions.    The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a)	(i) Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in a Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such

16

other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(ii)    Objective Performance Goals, Formulae or Standards.    If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance criteria, the Committee shall establish the objective performance criteria and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

(b)	Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
(c)	Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX
PERFORMANCE SHARES

9.1    Award of Performance Shares.    Performance Shares may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date of any vesting of Performance Shares or the date of the Participant’s Termination, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares that had vested in the period referred to above.

17

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below and such other factors as the Committee may determine in its sole discretion.

9.2    Terms and Conditions.    Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)	Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.
(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, Performance Shares may not be Transferred during the Performance Period.
(c)	Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective performance criteria for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.
(d)	Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.
(e)	Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.
(f)	Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X
OTHER STOCK-BASED AWARDS

10.1    Other Stock-Based Awards.    The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units,

18

restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under the Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be in a manner intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Unless otherwise determined by the Committee at grant, each Other Stock-Based Award shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one-year period after the later of the date the Other Stock-Based Award is exercised (if applicable) or becomes vested, the Committee may direct (at any time within one year thereafter) that any unvested portion of such Award shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any such Award that had vested in the period referred to above.

Subject to the provisions of the Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance criteria, the Committee shall, in its sole discretion, establish the objective performance criteria and the applicable vesting percentage of the Other Stock-Based Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code. Such performance criteria may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code, (A) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (B) the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

10.2    Terms and Conditions.    Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

(a)	Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, shares of Common Stock subject to Awards made under this Article X may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)	Dividends. Unless otherwise determined by the Committee at the time of grant, subject to the provisions of the Award agreement and the Plan, the recipient of an Award under this Article X shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.
(c)	Vesting. Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

19

(d)	Price. Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article X shall be priced, as determined by the Committee in its sole discretion. The exercise or base price per share of Common Stock subject to an Other Stock-Based Award that is an Appreciation Award shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of a Common Stock at the time of grant.
(e)	Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.
(f)	Repricings and Buyouts Prohibited. Notwithstanding any other provision of the Plan to the contrary, an outstanding Other Stock-Based Award that is an Exercisable Award may not be modified to reduce the base or exercise price thereof nor may such Other Stock-Based Award be surrendered, cancelled, converted, exchanged, replaced or bought out in exchange for cash, another Award or Exercisable Award with a base or exercise price that is less than the base or exercise price of such Other Stock-Based Award (other than adjustments or substitutions in accordance with Section 4.2(b) hereof), unless such action is approved by the stockholders of the Company.

ARTICLE XI
PERFORMANCE-BASED CASH AWARD

11.1    Performance-Based Cash Awards.    The Committee shall have authority to determine the Eligible Employees and Consultants to whom, and the time or times at which, Performance-Based Cash Awards shall be made, the dollar amount to be awarded pursuant to such Performance-Based Cash Award, and all other conditions for the payment of the Performance-Based Cash Award.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance-Based Cash Award upon the attainment of specified performance goals (including the Performance Goals) established pursuant to Section 11.2(c) and such other factors as the Committee may determine, including to comply with the requirements of Section 162(m) of the Code. The Committee may establish different Performance Goals for different Participants.

Subject to Section 11.2(c), for any Participant the Committee may specify a targeted Performance-Based Cash Award for a Performance Period (each an “Individual Target Award”). An Individual Target Award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of the Participant’s base pay, as a percentage of a bonus pool funded by a formula based on achievement of Performance Goals, or an amount determined pursuant to an objective formula or standard. The Committee’s establishment of an Individual Target Award for a Participant for a Performance Period shall not imply or require that the same level or any Individual Target Award be established for the Participant for any subsequent Performance Period or for any other Participant for that Performance Period or any subsequent Performance Period. At the time the Performance Goals are established (as provided in Section 11.2(c)), the Committee shall prescribe a formula to determine the maximum and minimum percentages (which may be greater or less than 100% of an Individual Target Award) that may be earned or payable based upon the degree of attainment of the applicable Performance Goals during the Performance Period. Notwithstanding anything else herein, the Committee may exercise negative discretion by providing in an Individual Target Award the discretion to pay a Participant an amount that is less than the Participant’s Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the performance goals; provided that, except as otherwise specified by the Committee with respect to an Individual Target Award, no discretion to reduce a Performance-Based Cash Award earned based on achievement of the applicable Performance Goals shall be permitted for any Performance Period in which a Change in Control occurs, or during such Performance Period with regard to the prior Performance Periods if the Performance-Based Cash Awards for the prior Performance Periods have not been paid by the time of the Change in Control, with regard to individuals who were Participants at the time of the Change in Control.

20

11.2    Terms and Conditions.    Performance-Based Cash Awards shall be subject to the following terms and conditions:

(a)	Committee Certification. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to Section 11.2(c) are achieved and, if applicable, the percentage of the Performance-Based Cash Award that has been vested and earned.
(b)	Waiver of Limitation. In the event of the Participant’s Disability or death, or in cases of special circumstances (to the extent permitted under Section 162(m) of the Code with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code), the Committee may waive in whole or in part any or all of the limitations imposed thereunder with respect to any or all of a Performance-Based Cash Award.
(c)	Performance Goals, Formulae or Standards. The Performance Goals for the earning of Performance-Based Cash Awards shall be established by the Committee in writing on or before the date the grant of Performance-Based Cash Award is made and while the outcome of the Performance Goals is substantially uncertain and that is permitted under Section 162(m) of the Code with regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance-Based Cash Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.
(d)	Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the earned Performance-Based Cash Award amount shall be paid to the Participant or his legal representative, in accordance with the terms and conditions set forth in the Performance-Based Cash Award agreement, but in no event, except as provided in the next sentence, shall such amount be paid later than the later of: (i) March 15 of the year following the year in which the applicable Performance Period ends (or, if later, the year in which the Award is earned); or (ii) two and one-half months after the expiration of the fiscal year of the Company in which the applicable Performance Period ends. Notwithstanding the foregoing, the Committee may place such conditions on the payment of all or any portion of any Performance-Based Cash Award as the Committee may determine and prior to the beginning of a Performance Period, the Committee may (A) provide that the payment of all or any portion of any Performance-Based Cash Award shall be deferred and (B) permit a Participant to elect to defer receipt of all or a portion of any Performance-Based Cash Award. Any Performance-Based Cash Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance-Based Cash Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Section 162(m) of the Code. To the extent applicable, any deferral under this Section 11.2(d) shall be made in a manner intended to comply with or be exempt from the applicable requirements of Section 409A of the Code. Notwithstanding the foregoing, the Committee may exercise negative discretion by providing in a Performance-Based Cash Award the discretion to pay an amount less than otherwise would be provided under the applicable level of attainment of the performance goals.
(e)	Termination. Unless otherwise determined by the Committee at the time of grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), no Performance-Based Cash Award or pro rata portion thereof shall be payable to any Participant who incurs a Termination prior to the date such Performance-Based Cash Award is paid and the Performance-Based Cash Awards only shall be deemed to be earned when actually paid.

21

(f)	Non-Transferability. Subject to the applicable provisions of the Award agreement and the Plan, Performance-Based Cash Awards may not be Transferred prior to the payment thereof.

ARTICLE XII
TERMINATION

12.1 Termination.    The following rules apply with regard to the Termination of a Participant.

(a)	Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant are reduced, thereafter):

(i)    Termination by Reason of Death, Disability or Retirement.    If a Participant’s Termination is by reason of death, Disability or the Participant’s Retirement, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii)    Involuntary Termination Without Cause.    If a Participant’s Termination is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days (or, solely for Non-Employee Directors, one year) from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii)    Voluntary Termination.    If a Participant’s Termination is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(2) below, or a Retirement), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days (or, solely for Non-Employee Directors, one year) from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv)    Termination for Cause. If a Participant’s Termination: (1) is for Cause or (2) is a voluntary Termination (as provided in subsection (iii) above) or a Retirement after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(v)    Unvested Stock Options and Stock Appreciation Rights.    Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(b)	Rules Applicable to Restricted Stock, Performance Shares and Other Stock-Based Awards. Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares or Other Stock-Based Awards shall be forfeited.

22

ARTICLE XIII
CHANGE IN CONTROL PROVISIONS

13.1    Benefits.    In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement or in a written employment or other similar agreement between the Company and a Participant, a Participant’s unvested Award that (i) was granted prior to the 2013 Restatement Date shall vest in full and (ii) was granted on or after the 2013 Restatement Date shall not vest. In either event, a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:

(a)	Awards, whether or not then vested by their terms or pursuant to Section 13.1(i), shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control (other than with respect to vesting pursuant to Section 13.1(i)) and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same or other appropriate distribution as other Common Stock on such terms as determined by the Committee in it sole discretion; provided, however, that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).
(b)	The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate (or the cancellation and extinguishment thereof pursuant to the terms of a merger or other purchase agreement entered into by the Company) for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 13.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.
(c)	The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award.
(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at the time of grant or at any time thereafter.

13.2    Change in Control.    Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to have occurred:

(a)	upon any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;
(b)	during any period of 2 consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the

23

Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)	the consummation of a merger or consolidation of the Company or a Subsidiary with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 35% of the combined voting power of the voting securities of the Company or such surviving entity or such surviving entity’s parent outstanding immediately after such merger or consolidation; or
(d)	upon the approval by the stockholders of the Company of a plan of complete liquidation of the Company or upon the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding anything herein to the contrary, with respect to any payment made on a Change in Control pursuant to a Section 409A Covered Award, a Change in Control shall not be deemed to occur unless such event constitutes a “change in control event” within the meaning of Section 409A of the Code.

ARTICLE XIV
TERMINATION OR AMENDMENT OF PLAN

14.1    Termination or Amendment.    Notwithstanding any other provision of the Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure compliance with any regulatory requirement referred to in Article XVI), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware and the exchange or system on which the Company’s securities are then listed or traded, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made that would:

(a)	increase the aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Section 4.1 (except by operation of Section 4.2);
(b)	increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);
(c)	change the classification of employees, directors or service providers eligible to receive Awards under the Plan;
(d)	other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Exercisable Awards or to cancel outstanding Exercisable Awards (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Exercisable Awards with an exercise price that is less than the exercise price of the original Exercisable Award;
(e)	extend the maximum option period under Section 6.3;
(f)	alter the Performance Goals set forth in Exhibit A;
(g)	award any Exercisable Award in replacement of a canceled Exercisable Award with a higher base or exercise price, except in accordance with Section 6.3(g); or

24

(h)	require stockholder approval in order for the Plan to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Exercisable Award, or to make any other amendment that would require stockholder approval under the rules of any other exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall adversely impair the rights of any holder without the holder’s consent. Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award granted hereunder at any time without a Participant’s consent to comply with Section 409A of the Code or any other applicable law.

ARTICLE XV
UNFUNDED PLAN

15.1    Unfunded Status of Plan.    The Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVI
GENERAL PROVISIONS

16.1    Legend.    The Committee may require each person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law-related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates and/or book entry accounts for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates and/or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any national securities exchange system upon whose system the Common Stock is then listed or quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

16.2    Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.3    No Right to Employment/Directorship/Consultancy.    Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

16.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advanced consent of the Committee, by reducing the number of shares of Common Stock otherwise

25

deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

16.5    No Assignment of Benefits.    No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

16.6    Listing and Other Conditions.

(a)	Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.
(b)	If at any time counsel to the Company shall be of the opinion that any issuance, sale or delivery of shares of Common Stock pursuant to an Option or other Award is, or may in the circumstances be, unlawful, result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, or a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority or any national securities exchange, the Company shall have no obligation to issue such shares of Common stock, make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such issuance, sale or delivery shall be lawful, will not result in the imposition of excise taxes on the Company and will not constitute a violation of any provisions of any rule or regulation of any governmental authority or any national securities exchange.
(c)	Upon termination of any period of suspension under this Section 16.6, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d)	A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

16.7    Governing Law.    The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

16.8    Construction.    Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

16.9    Other Benefits.    No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

16.10    Costs.    The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

26

16.11    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

16.12    Death/Disability.    The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

16.13    Section 16(b) of the Exchange Act.    All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

16.14    Section 409A of the Code.    Although the Company does not guarantee the particular tax treatment of an Award granted under this Plan, Awards made under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and this Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award granted under the Plan constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it shall be paid in a manner that will comply with Section 409A of the Code. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code or this Section 15.14. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a)	A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death (the “Delay Period”). All payments delayed pursuant to this Section 15.14(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.
(b)	Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.
(c)	If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

16.15    Successor and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

27

16.16    Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

16.17    Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

16.18    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

16.19    Reformation.    If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

ARTICLE XVII
EFFECTIVE DATE OF PLAN

The Plan was originally adopted as the Cross Country Healthcare, Inc. 2007 Stock Incentive Plan (the “Initial Plan”) by the Board on April 5, 2007 and was approved by the stockholders of the Company on May 10, 2007 in accordance with the requirements of the laws of the State of Delaware. On March 20, 2013 (the “2013 Restatement Date”), the Board approved and adopted an amendment and restatement of the Initial Plan effective as of the 2013 Restatement Date (the “2013 Plan”). On March 11, 2014 (the “2014 Restatement Date”), the Board approved and adopted an amendment and restatement of the 2013 Plan in the form set forth herein effective as of the 2014 Restatement Date, including renaming the Plan as the “Cross Country Healthcare, Inc. 2014 Omnibus Incentive Plan.

ARTICLE XVIII
TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after March 10, 2024, but Awards granted prior to such date may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the first meeting of the Company’s stockholders that occurs in the fifth year following the year of stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are re-approved (or other designated performance goals are approved) by the stockholders. In the event that any such Award is granted, the Award shall be a valid Award but it shall not qualify for the “performance-based compensation” exception under Section 162(m) of the Code unless it is granted subject to the approval of, and is approved by, the stockholders at the first stockholder meeting following such grant.

ARTICLE XIX
NAME OF PLAN

The Plan shall be known as the “Cross Country Healthcare, Inc. 2014 Omibus Incentive Plan.”

28

EXHIBIT A
PERFORMANCE GOALS

Performance goals established for purposes of the grant or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards and/or Performance Shares intended to be “performance-based” under Section 162(m) of the Code, shall be based on one or more of the following performance goals (“Performance Goals”):

(a)	earnings per share;
(b)	operating income;
(c)	operating profit margin;
(d)	net income;
(e)	pre-tax income;
(f)	cash flow;
(g)	gross profit;
(h)	gross profit return on investment;
(i)	gross margin return on investment;
(j)	gross margin;
(k)	working capital;
(l)	earnings before interest and taxes;
(m)	earnings before interest, tax, depreciation and amortization;
(n)	return on equity;
(o)	return on assets;
(p)	return on capital;
(q)	return on invested capital;
(r)	net revenues;
(s)	gross revenues;
(t)	revenue growth;
(u)	total shareholder return;
(v)	economic value added;
(w)	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;
(x)	the fair market value of the shares of the Company’s Common Stock;
(y)	market share and/or market segment share;
(z)	the growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends; or
(aa)	reduction in expenses.

Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.

In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one

i

or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a)	designate additional business criteria on which the Performance Goals may be based; or
(b)	adjust, modify or amend the aforementioned business criteria.

Except as otherwise determined by the Committee at grant, the measures used in Performance Goals set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of Code Section 162(m)(4)(C) and the regulations thereunder:

(a)	all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to restructurings, discontinued operations, extraordinary items or events, and other special, unusual or non-recurring items, events or circumstances affecting the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) or the financial statements of the Company (or a Subsidiary, division, other operational unit or administrative department of the Company), including events either not directly related to the operations of the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) or not within the reasonable control of the Company’s (or a Subsidiary’s, division’s, other operational unit’s or administrative department’s) management;
(b)	all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) during the fiscal year or other applicable performance period; and
(c)	all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

ii

PROXY

CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard, NW
Boca Raton, Florida 33487

This Proxy is solicited on behalf of the Board of Directors

The undersigned, having duly received the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 2nd, 2014, hereby appoints William J. Grubbs and Thomas C. Dircks as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Cross Country Healthcare, Inc. held of record by the undersigned on March 17, 2014, at the Annual Meeting of Stockholders to be held at 11:00 a.m. Eastern Time on Wednesday, May 13, 2014 at the offices of Proskauer Rose LLP, Eleven Times Square, New York, New York 10036-8299 and at any adjournments or postponements thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

CROSS COUNTRY HEALTHCARE, INC.’S BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE FOLLOWING PROPOSALS

I.	PROPOSAL TO ELECT SIX DIRECTORS FOR TERMS EXPIRING AT THE 2015 ANNUAL MEETING.

Nominees: William J. Grubbs, W. Larry Cash, Thomas C. Dircks, Gale Fitzgerald, Richard M. Mastaler and Joseph A. Trunfio, PhD

VOTE FOR ALL NOMINEES LISTED ABOVE:    ☐

WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED ABOVE:    ☐

VOTE FOR ALL NOMINEES LISTED ABOVE EXCEPT:    ☐

INSTRUCTION: To withhold authority to vote for any individual, write that nominee’s name on the space provided below.

The Board of Directors recommends your vote FOR proposals II, III and IV.

II.	PROPOSAL TO APPROVE AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2007 STOCK INCENTIVE PLAN (AMENDED AND RESTATED EFFECTIVE MARCH 20, 2013), WHICH, IF APPROVED, WILL BE RENAMED THE 2014 OMNIBUS INCENTIVE PLAN.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

III.	PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

IV.	PROPOSAL TO APPROVE NON-BINDING ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2014.

☐ FOR        ☐ AGAINST         ☐ ABSTAIN

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(See reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I AND “FOR” PROPOSALS II, III and IV.

Dated: , 2014

Signature

Signature

MATERIALS ELECTION

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice.	☐	Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.